- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.     )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /     Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/     Definitive Proxy Statement
/x/     Definitive Additional Materials
/ /     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 PDK LABS INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                     [INSERT NAME OF FILER WHEN APPLICABLE]
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
     22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
- --------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:
- --------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
    Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
- --------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
- --------------------------------------------------------------------------------

(5) Total fee paid:
- --------------------------------------------------------------------------------


/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
- --------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:
- --------------------------------------------------------------------------------

(3) Filing Party: PDK LABS INC.
- --------------------------------------------------------------------------------

(4) Date Filed: 6/6/96
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                 PDK LABS INC.
                               145 RICEFIELD LANE
                           HAUPPAUGE, NEW YORK 11788
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 19, 1996
                            ------------------------

TO THE STOCKHOLDERS:

     Notice is hereby given that the annual meeting of stockholders (the 'Annual Meeting') of PDK Labs Inc. (the 'Company') has been called for and will be held at 3:00 P.M., Eastern Daylight Savings Time, on July 19, 1996, at Sheraton Smithtown, 110 Vanderbilt Motor Parkway, Smithtown, N.Y. 11788 for the following purposes:

          1. To elect a Board of Directors consisting of five (5) directors to hold office until the next Annual Meeting and until their successors shall have been elected and qualified;

          2. To ratify the appointment by the Board of Directors of Holtz Rubenstein & Co., LLP to serve as the independent certified public accountants for the current fiscal year; and

          3. To consider and transact such other business as may properly come before the Special Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on June 3, 1996 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. The list of stockholders entitled to vote at the Annual Meeting will be available for the examination of any stockholder at the Company's offices at 145 Ricefield Lane, Hauppauge, New York 11788, for ten days prior to July 19, 1996.


                                            By Order of the Board of Directors


                                                   Michael B. Krasnoff
                                                        President
Dated: June 3, 1996

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FILL IN, SIGN, AND DATE THE PROXY SUBMITTED HEREWITH AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

                                 PDK LABS INC.
                                PROXY STATEMENT
                                    GENERAL

     This proxy statement is furnished by the Board of Directors of PDK Labs Inc., a New York corporation (the 'Company'), with offices located at 145 Ricefield Lane, Hauppauge, New York 11788, in connection with the solicitation of proxies to be used at the annual meeting of stockholders of the Company (the 'Annual Meeting') to be held on July 19, 1996, and at any adjournments thereof. This proxy statement will be mailed to stockholders beginning approximately June 4, 1996. If a proxy in the accompanying form is properly executed and returned, the shares represented thereby will be voted as instructed on the proxy. Any proxy may be revoked by a stockholder prior to its exercise upon written notice to the President of the Company, or by a stockholder voting in person at the Annual Meeting.

     All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein.

     At the Annual Meeting, Stockholders will be asked to approve and consent to:

          1. To elect a Board of Directors consisting of five (5) directors to hold office until the next Annual Meeting and until their successors shall have been elected and qualified;

          2. To ratify the appointment by the Board of Directors of Holtz Rubenstein & Co., LLP, to serve as the independent certified public accountants for the current fiscal year; and

          3. To consider and transact such other business as may properly come before the Special Meeting or any adjournments thereof.

     Under the Certificate of Incorporation of the Company and under the New York Business Corporation Law the affirmative vote of a majority of the votes represented by shares of Common Stock present or represented at the Annual Meeting is required for the election of the directors and the ratification of Holtz Rubenstein & Co., LLP. Unless instructions to the contrary are indicated, proxies will be voted 'FOR' the election of five (5) directors and; 'FOR' the ratification of the selection by the Board of Directors of Holtz Rubenstein & Co., LLP as the independent certified public accountants of the Company.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR FISCAL YEAR ENDED NOVEMBER 30, 1995 (THE 'FORM 10-KSB'), WHICH CONTAINS FINANCIAL STATEMENTS AUDITED BY THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, ACCOMPANIES THIS PROXY STATEMENT AND IS INCORPORATED HEREIN BY REFERENCE.

     The Board of Directors does not know of any matter to be proposed for action at the Annual Meeting other than those described in this proxy statement. If other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will act in accordance with their best judgment.

     The cost of preparing, assembling and mailing this notice of Annual Meeting, proxy statement, the enclosed Form 10-KSB and proxy will be borne by the Company. In addition to solicitation of the proxies by use of the mails, some of the officers and regular employees of the Company, for no additional renumeration, may solicit proxies personally or by telephone, telegraph, or cable. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of Common Stock held of record. The Company will reimburse such persons for their expenses in forwarding soliciting material.

                             VOTING SECURITIES AND
                           PRINCIPAL HOLDERS THEREOF

     The Board of Directors has fixed the close of business on June 3, 1996 as the record date (the 'Record Date') for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. Only stockholders on the Record Date will be able to vote at the Annual Meeting, and each holder of record will be entitled to one vote for each share held, with no shares having cumulative voting rights.

     As of the Record Date, there were 3,191,986 shares of Common Stock issued and outstanding, all of which (except for 300,000 shares held in the Company's treasury) are entitled to one (1) vote per share at the Annual Meeting. As of the Record Date, there were 739,555 shares of Series A Preferred Stock outstanding, none of which are entitled to vote at the Annual Meeting. Holders of the Common Stock are entitled to vote on all matters. Unless otherwise indicated herein, a majority of the votes represented by shares of Common Stock present or represented at the Annual Meeting is required for approval of each matter which will be submitted to stockholders.

     Management of the Company knows of no business other than those matters specified in Items 1 and 2 of the Notice of Annual Meeting which will be presented for consideration at the Annual Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     The following table sets forth certain information, as of the Record Date with respect to the beneficial ownership of the outstanding Common Stock by (i) any holder of more than five (5%) percent; (ii) each of the Company's officers and directors; and (iii) the directors and officers of the Company as a group:


                                                                                            APPROXIMATE
                                                                    AMOUNT AND NATURE OF      PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                                BENEFICIAL OWNERSHIP     OF CLASS
- -----------------------------------------------------------------   --------------------    -----------
Perry D. Krape...................................................           205,488(1)           6.4%
c/o PDK Labs Inc.
145 Ricefield Lane
Hauppauge, NY 11788

Michael B. Krasnoff..............................................         1,155,488(2)          36.2
c/o PDK Labs Inc.
145 Ricefield Lane
Hauppauge, NY 11788

Ira Helman.......................................................               -0-              -0-
c/o PDK Labs Inc.
145 Ricefield Lane
Hauppauge, NY 11788

Hartley T. Bernstein, Esq........................................           100,000(3)           3.1
c/o PDK Labs Inc.
145 Ricefield Lane
Hauppauge, NY 11788

Stanley K. Krasnoff..............................................               -0-              -0-
c/o PDK Labs Inc.
145 Ricefield Lane
Hauppauge, NY 11788

                                                                                            APPROXIMATE
                                                                    AMOUNT AND NATURE OF      PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                                BENEFICIAL OWNERSHIP     OF CLASS
- -----------------------------------------------------------------   --------------------    -----------
Robin Marks-Kaufman..............................................               -0-              -0-
c/o PDK Labs Inc.
145 Ricefield Lane
Hauppauge, NY 11788

Reginald Spinello................................................           200,000              6.3
c/o PDK Labs Inc.
145 Ricefield Lane
Hauppauge, NY 11788

Dune Holdings, Inc...............................................           200,000              6.3

132 Dune Road
Westhampton Beach, NY 11978

All officers and directors as a group (5 persons)................         1,255,488(4)          39.3%

- ------------------
(1) All of Mr. Krape's shares of common stock are subject to a five (5) year voting trust dated as of July 31, 1991, of which Mr. Krasnoff, the president of the Company, is the sole voting trustee. Mr. Krasnoff disclaims beneficial ownership with respect to all such 205,488 shares of common stock.

(2) Includes (i) 400,000 shares of common stock issued in accordance with the October 1995 Employment Agreement, (ii) 205,488 shares of common stock owned by Perry Krape which are subject to a five (5) year voting trust agreement of which Mr. Krasnoff is the sole voting trustee, (iii) 200,000 shares of common stock owned by Reginald Spinello, (iv) 200,000 shares of common stock owned by Dune Holdings, Inc., (v) 50,000 shares of common stock owned by Karine Hollander and (vi) 100,000 shares of common stock owned by Michael Lulkin. All of the Spinello, Dune, Hollander and Lulkin shares of common stock are subject to a ten (10) year voting trust held by the Company's Chief Executive Officer, Mr. Krasnoff.

(3) Includes 100,000 shares of common stock owned by Bernstein & Wasserman, a law firm which Mr. Bernstein is a partner.

(4) Includes shares beneficially owned by Michael Krasnoff, Ira Helman, Stanley Krasnoff, Reginald Spinello, Hartley Bernstein, and Robin Marks-Kaufman. Neither Hollander, Lulkin or Dune are officers or directors of the Company.

                                 PROPOSAL NO.1:
                             ELECTION OF DIRECTORS

GENERAL

     The Board of Directors consisted of five (5) persons as of the fiscal year ended November 30, 1995 ('Fiscal 1995'). The directors are elected for a one-year term or until their successors are elected and qualify with a plurality of votes cast in favor of their election. Messrs. Michael B. Krasnoff, Ira Helman, Stanley Krasnoff, Hartley T. Bernstein and Ms. Robin Marks-Kaufman who are all members of the existing Board, are the nominees for election to the Board of Directors.

     Unless otherwise directed by the stockholder giving the proxy, the proxies in the accompanying form will be voted 'FOR' the election of the nominees named above as directors. If any nominee should subsequently become unavailable for election, the persons voting the accompanying proxy may in their discretion vote for a substitute.

BOARD OF DIRECTORS


     The Board of Directors has the responsibility for managing the operations of the Company but are not involved in day-to-day operating details. Members of the Board are kept informed of the Company's business by various reports and documents sent to them as well as by operating and financial presentations made at Board meetings. The Board of Directors held twelve (12) meetings (or executed consents in lieu thereof) in Fiscal 1995, and all of the directors attended all of the meetings of the Board. The Board of Directors has no standing committees.

     The following table sets forth certain information regarding the director nominees.

NAME                                                    AGE                         POSITION
- -----------------------------------------------------   ---   -----------------------------------------------------
Michael B. Krasnoff..................................   41    Chairman of the Board, President, Chief Executive
                                                              Officer, Chief Financial Officer, and Secretary

Stanley Krasnoff(1)..................................   68    Director

Ira Helman...........................................   64    Director

Hartley T. Bernstein.................................   44    Director and Assistant Secretary

Robin Marks-Kaufman..................................   42    Director

- ------------------
(1) Stanley Krasnoff is the father of Michael Krasnoff, President, Chief Executive Officer, Chief Financial Officer and Secretary of the Company.

     All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors. Officers are elected annually by the Board of Directors and, subject to existing employment agreements, serve at the discretion of the Board.

     Outside directors shall receive Ten Thousand Dollars ($10,000) per year as compensation for their services. Directors who are also officers of the Company do not receive any compensation for serving on the Board of Directors. All Directors are reimbursed by the Company for any expenses incurred in attending Director's meetings.

BACKGROUND OF EXECUTIVE OFFICERS AND DIRECTORS

     Michael B. Krasnoff has been the President, Chief Executive Officer and Chief Financial Officer of the Company since July 31, 1991. Mr. Krasnoff had been Executive Vice President of the Company since July 1989, and has been a director since August 1, 1989. Mr. Krasnoff has been the Secretary of the Company since April 1, 1990. Prior to joining the Company in 1988, Mr. Krasnoff was an independent financial and marketing consultant to the Company. From September 1982 to September 1988, Mr. Krasnoff was President and Chairman of the Board of M-D Natural Vitamins, Inc., a company which was engaged in the mail order and retail distribution of natural vitamins and food supplements. Mr.

Krasnoff received a B.A. degree from State University of New York at Buffalo and an M.B.A. degree in Accounting and Finance from New York University Graduate School of Business Administration. Mr. Krasnoff will continue to devote substantially all of his business time to the Company.

     Stanley Krasnoff has served as a director of the Company since January 1991. He was a founder and Executive Vice President of Nature's Bounty, Inc. from 1961 through 1982. Since 1982, Mr. Krasnoff has been a private investor. Mr. Krasnoff is a graduate of the New York University School of Business Administration. Mr. Krasnoff is the father of Michael Krasnoff, who is a director of the Company and President, Chief Executive Officer and Secretary of PDK.

     Ira Helman has served as a director of the Company since August 1989. For the past 22 years, Mr. Helman has been an independent investor and financial consultant as well as a breeder and owner of harness horses. Mr. Helman currently serves as a financial consultant to National Raceline, Inc., a corporation which provides race results information. From 1967 to 1970 Mr. Helman was President and Chief Executive Officer of Cryplex Industries, Inc., a publicly traded company which manufactured electronic components. Mr. Helman was from 1957 to 1967 engaged in the practice of law in New York City specializing in real estate and professional sports related matters. Mr. Helman received his B.A. degree from Princeton University and his law degree from Brooklyn Law School.

     Hartley T. Bernstein has been a Director since September 1991 and is a member of the law firm of Bernstein & Wasserman specializing in corporate and securities law. He was associated with the firm of Parker Chapin Flattau & Klimpl from 1976-1977, served as an Assistant District Attorney for New York County from 1977-1979 and was associated with the law firm of Guggenheimer & Untermyer from 1979-1982. In 1982, Mr. Bernstein formed his own law practice which subsequently merged with his present firm. Mr. Bernstein also serves as a director of New Day Beverage, Inc. Mr. Bernstein is a member of the adjunct faculty of Yale Law School where he teaches a course in corporate negotiations and has served previously on the adjunct faculties of New York Law School and Mercy College. He is also an instructor at the National Institute of Trial Advocacy and a member of the Boards of Arbitration of the National Association of Securities Dealers and the New York Stock Exchange. Mr. Bernstein serves as a commentator on securities law matters on the nationally syndicated Business Radio Network and Money Radio. Mr. Bernstein graduated from Columbia University with a B.A. and received his J.D. from New York University School of Law.

     Ms. Marks-Kaufman is an assistant professor of psychology at Tufts University. Ms. Marks-Kaufman has a degree in biology from Cornell University and received her Ph.D. in psychology from Tufts University. She is on the faculty at the Institute of Human Nutrition at Columbia University where she conducted research on diet and metabolism, diet selection, and drug addition. She has published numerous scientific articles, and is co-editor of The Columbia University Encyclopedia of Nutrition.

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG TERM COMPENSATION
                                                                           -----------------------------------
                                          ANNUAL COMPENSATION                AWARDS              PAYOUTS
                                  ------------------------------------     ----------      -------------------
          (A)             (B)       (C)          (D)          (E)             (F)            (G)         (H)          (I)
                                                             OTHER         RESTRICTED                                 ALL
                                                             ANNUAL          STOCK         OPTIONS/     LTIP         OTHER
NAME AND PRINCIPAL                 SALARY                 COMPENSATION       AWARDS          SARS      PAYOUTS    COMPENSATION
POSITION                  YEAR      ($)         BONUS         ($)             ($)            (#)         ($)          ($)
- ------------------------  ----    --------     --------   ------------     ----------      --------    -------    ------------
Michael Krasnoff, CEO...  1995    $400,000     $250,000     $125,000(1)     $650,000(3)        -0-      $ -0-        $  -0-
                          1994     300,000      200,000      445,000(1)          -0-           -0-        -0-           -0-
                          1993     300,000      150,000      213,788(2)      682,500(4)     70,000 (5)    -0-           -0-
Reginald Spinello, V.P.
of Operations...........  1995    $200,000(6)  $125,000     $ 75,000(1)     $325,000(8)        -0-      $ -0-        $  -0-
                          1994     150,000(7)    75,000          -0-             -0-           -0-        -0-           -0-
                          1993     147,115       50,000          -0-         318,500(9)        -0-        -0-           -0-

- ------------------
(1) Represents reimbursements to pay taxes resulting from stock grants.

(2) Represents reimbursements to pay taxes resulting from stock and option grants.

(3) Represents issuance of 400,000 shares in accordance with October 1995 employment agreement. Shares were valued at $1.625 per share.

(4) Represents issuance of 105,000 shares in accordance with October 1993 employment agreement. Shares were valued at $6.50 per share.

(5) Options issued in 1993 were rescinded in 1994.

(6) Represents salary of $150,000 paid by the Company and $50,000 paid by its subsidiary.

(7) Represents salary of $100,000 paid by the Company and $50,000 paid by its subsidiary.

(8) Represents issuance of 200,000 shares in accordance with October 1995 employment agreement. Shares were valued at $1.625 per share.

(9) Represents issuance of 49,000 shares in accordance with October 1993 employment agreement. Shares were valued at $6.50 per share.


EMPLOYMENT AGREEMENTS

     On October 6, 1995, the Company entered into an amended employment agreement with Michael Krasnoff, the Company's Chief Executive Officer, in recognition of Mr. Krasnoff's leadership and services which have constituted a major factor in the growth and development of the Company (the 'Krasnoff Agreement'). The Krasnoff Agreement provides for Mr. Krasnoff's employment by the Company through December 31, 2005 at a minimum salary of $400,000 per year with cost of living increases. The Krasnoff Agreement also provides for a discretionary bonus as the Board of Directors may determine from time to time and the issuance of 400,000 shares of the Company's Common Stock. The Krasnoff Agreement also provides for the issuance to Mr. Krasnoff of options to purchase 250,000 shares of Common Stock at $2.63 per share. As of November 30, 1995, Mr. Krasnoff owed the Company the sum of $610,000.00 pursuant to the loan provisions of his employment agreement. The loan bears interest at the prime rate plus 1/2 of 1% per annum. In the event any sums are outstanding upon termination or expiration of the employment agreement, such sums shall be automatically converted to a five (5) year loan which shall be fully amortized over sixty (60) months.

     On October 6, 1995, the Company entered into an amended employment agreement with Reginald Spinello, the Company's Executive Vice President, which provides for a minimum salary of $200,000 per year and the issuance of 200,000 shares of Common Stock (the 'Spinello Agreement'). The agreement terminates in October

2002. The Spinello Agreement may be terminated by the Company, at its sole discretion, on ninety days notice at any time after October 5, 1996.

LEGAL FEES

     For the year ended November 30, 1995, legal fees of approximately $178,000.00 were incurred for services from the law firm of Bernstein and Wasserman. For the year ended November 30, 1994, legal fees of approximately $140,000 were incurred for services from the same firm. The Company also issued 300,000 shares of its Common Stock (pre-reverse stock split) to the law firm in January 1994, and 100,000 shares of its Common Stock in October 1995, in consideration for legal services. Hartley T. Bernstein, a partner in the firm, is a Director of the Company hereunder.

     For the years ended November 30, 1994, legal fees of approximately $53,000 were incurred for legal services from Michael Lulkin. The Company also issued 80,000 shares of its Common Stock (pre-reverse stock split) to Mr. Lulkin in April 1994, in consideration for legal services.

     In October 1995, the Company entered into a five (5) year employment agreement with Mr. Lulkin which provides for Mr. Lulkin to act as Vice President-Legal. The agreement provides for Mr. Lulkin to be paid a minimum salary of $100,000 per annum and for Mr. Lulkin to receive 100,000 shares of the Company's Common Stock.


                                PROPOSAL NO. 2:

                           RATIFICATION OF SELECTION
                         OF HOLTZ RUBENSTEIN & CO., LLP
                            AS INDEPENDENT AUDITORS

     The Board of Directors has selected the firm of Holtz Rubenstein & Co., LLP, independent certified public accountants, to audit the accounts for the Company for Fiscal 1996. The firm of Holtz Rubenstein & Co., LLP has previously audited the Company's financial statements. The Company is advised that neither that firm nor any of its partners has any material direct or indirect relationship with the Company. The Board of Directors considers Holtz Rubenstein & Co., LLP to be well qualified for the function of serving as the Company's auditors. The New York Business Corporation Law does not require the approval of the selection of auditors by the Company's stockholders, but in view of the importance of the financial statement to stockholders, the Board of Directors deems it desirable that they pass upon its selection of auditors. In the event the stockholders disapprove of the selection, the Board of Directors will consider the selection of other auditors. The Board of Directors recommends that you vote in favor of the above proposal in view of the familiarity of Holtz Rubenstein & Co., LLP with the Company's financial and other affairs due to its previous service as auditors for the Company.

     A representative of Holtz Rubenstein & Co., LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.

     Unless otherwise directed by the stockholder giving the proxy, the proxy will be voted 'FOR' the ratification of the selection by the Board of Directors of Holtz Rubenstein & Co., LLP as the Company's independent certified public accountants for Fiscal 1996.

                                 MISCELLANEOUS

REVOCATION OF PROXIES

     If the Annual Meeting is adjourned, for whatever reason, the matters shall be considered and voted upon by shareholders at the subsequent 'adjourned or postponed meeting', if any.

     You may revoke your proxy at any time prior to its exercise by attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy, by giving notice of revocation of your proxy at the Annual Meeting, or by delivering a written notice of revocation or a duly executed proxy relating to the matters to be considered at the Annual Meeting and bearing a later date to the Secretary of the Company at 145 Ricefield Lane, Hauppauge, New York 11788. Unless revoked in the manner set forth above, proxies on the form enclosed will be voted at the Annual Meeting in accordance with your instructions.

INCORPORATED BY REFERENCE


     The Company's Annual Report on Form 10-KSB for the year ended November 30, 1995 is attached hereto and is incorporated herein by reference.

ADDITIONAL AVAILABLE INFORMATION

     The Company is subject to the informational filing requirements of the Securities and Exchange Act of 1934, as amended (the 'Exchange Act'), and in accordance therewith, the Company files periodic reports, proxy statements and other information with the Commission under the Exchange Act relating to its business, financial condition and other matters. The Company is required to disclose in such proxy statements certain information as of particular dates, concerning the Company's directors and officers, their remuneration, options granted to them, the principal holders of the Company's securities and any material interests of such persons in transactions with the Company. Such reports, proxy statements and other information may be inspected at the Commission's office at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies may be obtained on payment of the Commission's customary fees by writing to its principal office at 450 Fifth Street, N.W., Washington, D.C. 20549.

OTHER MATTERS

     The Board of Directors of the Company does not intend to bring any other matters before the Annual Meeting and does not know of any other matter that may be brought before the Annual Meeting.

                            STOCKHOLDERS' PROPOSALS

     Proposals of stockholders intended to be presented at the next annual meeting must be received in writing, by the President of the Company at its offices by January 31, 1997, in order to be considered for inclusion in the Company's proxy statement relating to that meeting.

                                            By Order of the Board of Directors


                                                   Michael B. Krasnoff,
                                                         President

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             REPORT ON FORM 10-KSB

              [X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1995.
           [  ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

 FOR THE TRANSITION PERIOD FROM ..................... TO .....................
   COMMISSION FILE NUMBER             0-19121
                             ................................................
                                 PDK LABS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                        NEW YORK                                                 11-2590436
            (STATE OF OR OTHER JURISDICTION                                    (IRS EMPLOYER
           OF INCORPORATION OR ORGANIZATION)                                IDENTIFICATION NO.)

                   145 RICEFIELD LANE
                  HAUPPAUGE, NEW YORK                                              11788
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICERS)                                 (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 273-2630
       SECURITIES REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT: NONE.
          SECURITIES REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:
                     COMMON STOCK, PAR VALUE $.01 PER SHARE
                                (TITLE OF CLASS)

   UNITS CONSISTING OF ONE (1) SHARE OF SERIES A CONVERTIBLE PREFERRED STOCK,
     ONE REDEEMABLE CLASS B WARRANT AND ONE (1) REDEEMABLE CLASS C WARRANT
                                (TITLE OF CLASS)

         SERIES A CONVERTIBLE PREFERRED STOCK, $.01 PAR VALUE PER SHARE
                                (TITLE OF CLASS)

                           REDEEMABLE CLASS B WARRANT
                                (TITLE OF CLASS)

                           REDEEMABLE CLASS C WARRANT
                                (TITLE OF CLASS)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Sections 13 or 15(d) of the Securities Exchange Act of

1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No __

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of the Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10K-SB or any amendment to this Form 10-KSB. [X]

     Issuer's revenues for its most recent fiscal year were $31,904,000.

     The aggregate market value of the voting stock held by non-affiliates of the Registrant, computed by reference to the closing price of such stock as of February 26, 1996, was approximately $8,230,116.

     Number of shares outstanding of the issuer's common stock, as of February 26, 1996, was 3,191,986.

                      DOCUMENTS INCORPORATED BY REFERENCE:
                                     None.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                     PART I

ITEM 1.  BUSINESS.

GENERAL

     PDK Labs Inc. ('PDK' or 'Company') manufactures and distributes over-the-counter nonprescription pharmaceutical products and vitamins. The Company's line of products primarily consists of nonprescription caffeine products, pain relievers, decongestants, diet aids, and a broad line of vitamins, nutritional supplements and cosmetics. The Company markets its products through direct mail, regional distributors, and private label manufacturing.

PRODUCTS

     The Company markets its nonprescription products under its MaxAlert(Trademark), HeadsUp(Trademark), Reach(Trademark), PDK(Registered), Compare Generiks, Inc.(Registered), and Energex Plus brand names. On October 31, 1995, the Company sold to Compare Generiks, Inc., an unaffiliated third party, the Energex Plus and Compare Generiks(Registered) product lines. The Company has retained the rights relating to the sale by direct mail of the Compare Generiks products. On October 16, 1995, the Company licensed its MaxAlert(Trademark) and HeadsUp(Trademark) brand names to an unaffiliated third party. (See Item 12. Certain Relationships and Related Transactions.) The Company's nonprescription pharmaceutical products contain active ingredients which are identical to those contained in nonprescription products sold under national and regional brand names, private label brands, local or regional products, and products sold by other national and regional direct mail marketers. For instance, the Company's acetaminophen tablets and capsules are similar to Tylenol(Registered); its sleeping aids are similar to Sominex 2(Registered); the Company's antihistamine tablets are similar to Benadryl; its antihistamine-decongestant products are similar to Actifed(Registered) and Sudafed(Registered); and its caffeine based tablets are similar to Vivarin(Registered) and NO-DOZ(Registered).

     The Company also sells products to its majority owned subsidiary, Futurebiotics, Inc. ('Futurebiotics'). Futurebiotics' primary product line consists of more than 125 items, including multi-vitamin/mineral formulas, green superfood powders, herbal/mineral tonics and herbal complexes, and specific specialty supplements. All of Futurebiotics' products are supplied by the Company. Futurbiotics' principal products are Vital K and Hair, Skin and Nails ('HSN'), which account for 10.8% and 12.4% of Futurebiotics' revenues, respectively. Vital K is a potassium based liquid supplement which contains potassium and iron with sixteen herbs. HSN is Futurebiotics' special formulation of vitamins, minerals, and herbs. Futurebiotics currently sells products in 32 international markets, including South America, Central Europe, Hong Kong, Malaysia, Japan, and Scandinavia.

     The Company only sells over-the-counter products, which have been proven to be generally recognized to be safe and effective for the intended uses. Proposed rules by the Food and Drug Administration have established, after an expanded review of all over-the counter products, those over-the-counter drugs that will be generally recognized as safe and effective and non-misbranded. See 'Business--Government Regulations.'

     The Company was incorporated under the laws of the State of New York on July 6, 1982.

MARKETING

     The Company markets its products to retail and wholesale customers through direct mail marketing, direct salespersons, and manufacturers representatives. Approximately 33.4% of the Company's total revenue for the fiscal year ended November 30, 1995 was from sales by its Futurebiotics, Inc. subsidiary. Sales to convenience stores under the brand names MaxAlert(Registered) and HeadsUp(Registered) accounted for 20.3% of the Company's total revenue for the fiscal year ended November 30, 1995. Private label sales accounted for 40.2% of the Company's total revenue for the fiscal year ended November 30, 1995. The Company sells a complete line of over-the-counter pharmaceutical products under its Compare Generiks brand name through mail order. All promotional mailings are free of charge to all customers. Direct mail sales accounted for approximately 4.3% of total revenue in fiscal 1995.

     On October 16, 1995, the Company entered into an Exclusive Supply and Licensing Agreement with a non-affiliated customer pursuant to which the Company agreed to supply the customer with all of its requirements for vitamins, non-prescription pharmaceutical products and health and fitness products manufactured in tablet, capsule, caplet, liquid or equivalent form commencing on the date of the agreement. The term of the agreement is for five years, renewable for successive one year periods thereafter. Sales to this customer accounted for 16.8% of total revenue for the fiscal year ended
November 30, 1995.


     In addition, the Company granted the same customer an exclusive license to use the trademarks 'MaxAlert' and 'Heads Up', and its trademarks for its ginseng products, and the exclusive right to distribute products bearing such names, using the components listed in the agreement. The Company recognized license fees of $500,000 for the fiscal year ended November 30, 1995 in connection with this agreement.

     The Company markets its various over-the-counter and vitamin products under various brand names to various stores including drug store chains, health food stores, health food store wholesalers, convenience stores, and other retailers.

     On July 24, 1995, the Company sold a customer list, trademarks, and inventory related to its mail order vitamin line of products. The Company is no longer engaged in the marketing of its vitamin product through mail order.

MANUFACTURING

     The Company's manufacturing facility is located in Hauppauge, New York. Approximately 85% to 90% of the sales volume of the Company's products are manufactured and/or packaged by the Company. Manufacturing and packaging equipment has been dramatically increased in fiscal 1995. The Company believes that the expanded capacity of its manufacturing facility is adequate to meet the requirements of its current and future business.

     The Company's manufacturing process is specifically designed to insure the strictest quality control. All raw materials used in production are initially held in quarantine. Prior to being placed into production, the manufacturer's certificate of analysis is compared with an assay performed by the Company in its own in-house laboratory. The Company's FDA approved laboratory continues its testing to insure quality control throughout the manufacturing and packaging process.

     The manufacture of all of the Company's products is subject to current Good Manufacturing Practices prescribed by the FDA and by the Company's own quality control procedures. See 'BUSINESS--Government Regulation' below. The Company uses tamper resistant caps on all of its over-the-counter products with an inner seal that indicates whether the container has been opened prior to sale. In addition, the Company seal wraps each container for added protection.

     The Company's manufacturing facility contains equipment which in one operation can produce the tablets, package the products, and label the containers. The Company also has equipment for filling capsules and wrapping each container with heat sealed plastic wrap.

MATERIAL SUPPLIERS

     Substantially all of the Company's products are manufactured from readily available raw material. In addition to manufacturing many of its own products, the Company purchases finished goods from suppliers in the United States. The Company has not encountered any significant difficulties in purchasing supplies of principal raw material or finished goods. The Company believes that if any source of a product's ingredients becomes unavailable, alternative sources of supply are available at comparable prices and delivery schedules. In the event the Company were unable to find such alternate sources at a competitive price and on a timely basis for its principal products, the Company could be materially adversely affected.

     Although raw materials are available from numerous sources, one supplier currently provides approximately 12% of the Company's purchases, and no other supplier accounts for more than 10% of the Company's raw material purchases.

ACQUISITIONS/DISPOSAL

     In December 1992, the Company acquired certain of the assets (the 'Acquired Assets') of Futurebiotics, Ltd., a Vermont corporation ('FBL'). The Acquired Assets included all of FBL's interest in its health supplement business, all leaseholds, customer lists, trademarks, tradenames, licenses, trade secrets, know-how, and use of the name 'Futurebiotics.' Simultaneously, PDK entered into a non-competition agreement with FBL's principal, Donald Zinman. The aggregate consideration for this transaction approximated $1,529,000, of which approximately $684,000 was attributable to the 'Acquired Assets'. PDK also purchased FBL's inventory at cost, approximating $119,000.

     On March 16, 1994, Futurebiotics, Inc. was formed in the State of Delaware and all of the Acquired Assets were transferred from the Company to Futurebiotics, Inc. In addition, all other assets and liabilities attributable to the operations were transferred to Futurebiotics, Inc. In exchange, PDK was issued 4,000,000 common shares (pre-reverse stock split) and 8,335,000 preferred shares of the Company, representing 100% of the outstanding shares.

     On August 19, 1994, Futurebiotic's registration statement on Form SB-2, relating to Futurebiotic's initial public offering, was declared effective by the Securities and Exchange Commission. Pursuant to such offering, which closed on August 26, 1994, Futurebiotics, Inc. sold 1,000,000 units at $6.25 per unit for gross proceeds of $6,250,000. A unit consists of two shares of common stock and two class A warrants. On September 16, 1994, the underwriter exercised its overallotment option for 150,000 units resulting in additional gross proceeds of $937,500 in the fourth quarter. As a result of the initial public offering, PDK recorded a pre-tax gain of approximately $2,554,000 in recognition of the net increase in value of its investment in Futurebiotics, Inc.

     In January 1994, the Company entered into an amendment to a consulting agreement with the former president of Futurebiotics, Donald Zinman. As a result of its multi-media marketing campaign, sales of the Futurebiotics product line for which the consultant received a percentage override greatly exceeded original expectations. The Company estimated that it would potentially realize a significant savings, both in present-value dollars and in absolute dollars, if it were able to restructure the consideration payable to the consultant under the terms of the original consulting agreement. Under the terms of the Amendment, the Consultant will provide consulting services to the Company through December 2001 for consideration of 5,000,000 shares of the Company's restricted common stock (pre-reverse stock split). The value of these shares ($3,000,000) is being charged to operations over the term of the amendment. The amendment provides that in the event the consultant's services are terminated, the prepaid compensation shall be forfeited on a pro rata basis. The consultant will also receive expense reimbursement payments ranging from $50,000 to $62,500 through 1998, and an annual bonus equal to 2.75% of annual net sales of Futurebiotics products in excess of $7,000,000. The Company also agreed to lend to the consultant $1,600,000 in January 1994, $800,000 in January 1995, and $600,000 in July 1995. The loans to Mr. Zinman were inducement to have Mr. Zinman enter into the Amendment. The Company also issued to the Consultant warrants to purchase an additional 200,000 shares of the Company's common stock (pre-reverse stock split) at $2.00 per share exercisable through January 1999. As further consideration for the Amendment, the Company agreed that, from July 1, 1995 to July 31, 1995 the Consultant would have an option to sell his shares to the Company and that the Company shall have an option to purchase the shares from him at a price of $.60 per share from the date of the Amendment through January 1, 1997.

     In April 1994, the Company sold the option it held on the Zinman shares to a non-affiliate. The Company has been advised that in June 1994, the non-affiliate exercised the option to purchase the Zinman shares. All loans to the Consultant have been repaid to the Company.

     On March 1, 1995, PDK Labs Inc. acquired all assets and rights relating to the 'Energex Plus' product line ('Energex') from Nu-Tek Laboratories, Inc. ('Nu-Tek') pursuant to a sale of assets agreement (the 'Nu-Tek Agreement'). The Energex Assets included all of Nu-Tek's interest in its Energex business, all customer lists, trademarks, tradenames, licenses, trade secrets, know-how, and use of the name 'Energex Plus.' The aggregate consideration for this consideration approximated $300,000, satisfied by the delivery at the closing of
(i) a check in the sum of $200,000, and (ii) a promissory note in the aggregate principal amount of $100,000, payable to the order of Nu-Tek (the 'Nu-Tek Note'), of which approximately $50,000 remains outstanding. PDK also agreed to pay Nu-Tek a thirteen percent (13%) royalty on all 'net sales' (as defined in the agreement between Nu-Tek and PDK) for the period from March 1, 1995 through February 28, 1997.

     On April 3, 1995, PDK entered into a binding agreement with International Sales Association, Inc. ('ISA') appointing ISA as the exclusive sales agent for sales of Energex Plus to grocery, drug, discount department stores, department stores, variety stores, and U.S. government/military sales (the 'ISA Agreement'). PDK agreed to pay ISA (i) a commission of ten percent (10%) of the net amount of goods shipped pursuant to the ISA Agreement, and (ii) an additional two percent (2%) for marketing services through February 28, 1997. PDK agreed not to hire any of ISA's employees or sales associates for the term of the ISA Agreement and for a further two (2) year period thereafter. ISA and ISA's founder and controlling shareholder, Patrick Higgins, agreed not to represent any competing product for the term of the ISA Agreement and for a further one (1) year period thereafter.

     On October 31, 1995, all of the Energex Assets and the Compare Generiks Assets were transferred from PDK to Compare Generiks, Inc. ('CGI') for a purchase price of approximately $1,700,000. In exchange (i) PDK was issued 500,000 shares of CGI common stock, representing $1,200,000 of the purchase price ($2.40 per share), (ii) CGI delivered to PDK a promissory note in the aggregate principal amount of $500,000 together with interest at the rate of eight percent (8%) per annum, payable to PDK on October 31, 1996, and (iii) CGI agreed to purchase PDK's Energex Plus inventory at the cost specified in the Supply Agreement (defined and referred to below). CGI agreed to assume certain liabilities associated with the Energex Assets, including PDK's obligations to
(a) Nu-Tek pursuant to the Nu-Tek Note in the aggregate principal amount of $100,000, of which $50,000 remains outstanding, and (b) ISA, pursuant to the ISA Agreement. In addition, the Company agreed to pay to Nu-Tek a thirteen percent (13%) royalty on all 'net sales' (as defined in the agreement between Nu-Tek and PDK) for the period from March 1, 1995 through February 28, 1997. Since October 31, 1995, CGI has purchased all of its products and materials from PDK at PDK's cost, plus one hundred (100%) percent, pursuant to a supply agreement between PDK and CGI (the 'Supply Agreement') and, in addition, has paid the royalty described above to Nu-Tek. The term of the Supply Agreement is for a period of five (5) years, automatically renewable for successive one (1) year terms.

     In January 1996, the $500,000 promissory note payable to PDK was converted to 500,000 shares of Series B Preferred Stock. The Series B Preferred Stock earns cumulative annual dividends of 12% or $.12 per share and is redeemable by CGI after one year from the date of issuance.

     On July 24, 1995, the Company sold a customer list, trademarks, and inventory related to a mail order vitamin line of products for approximately $50,000. The Company recognized a loss of approximately $612,000 in connection with this disposition.

PRODUCT LIABILITY

     The Company may potentially be exposed to product liability claims by consumers. Such claims arise as the result of, among other things, the misuse of a Company product or the tampering of a product. In an event, such as a successful suit against the Company, insufficiency of insurance coverage or inadequacy of indemnification, the results could have a material adverse effect on the Company. The Company increased its product liability coverage from $3,000,000 to $8,000,000 effective January 8, 1995.

COMPETITION

     The industry in which the Company is engaged is characterized by intense competition. The Company competes against established pharmaceutical and consumer product companies that currently market products which have identical active ingredients or are equivalent or functionally similar to or in competition with those the Company markets. Moreover, many of the Company's competitors and their products have national and regional name brand recognition. In addition, numerous companies are developing or may, in the future, engage in the development of products competitive with the Company's products. Examples of the many products which have achieved significant brand name recognition which are competitive with the Company's products include Tylenol(Registered), Advil(Registered), Nuprin(Registered),
Benadryl(Registered), Actifed(Registered), Sudafed(Registered),
No-Doz(Registered), Vivarin(Registered), and Dexatrim(Registered). The Company believes it competes effectively against its competitors on the basis of price and service.

TRADEMARKS

     The Company owns numerous trademarks that have been registered with the United States Patent and Trademark Office ('PTO'). To the Company's knowledge, the Company has the common law right to use such service marks on its products and in the marketing of its services. The Company has retained trademark counsel and presently intends to make appropriate filings and registrations and take all other actions necessary, to protect all of its intellectual property rights. The Company views its trademarks and other proprietary rights as valuable assets and believes they have significant value in the marketing of its products.

GOVERNMENT REGULATION

     The processing, formulation, packaging, labeling and advertising of the Company's products are subject to regulation by one or more federal agencies, including the Food and Drug Administration ('FDA'), the Federal Trade Commission ('FTC'), the Consumer Products Safety Commission, the United States Department of Agriculture and the Environmental Protection Agency ('EPA'). These activities may also be regulated by various agencies of the states and localities in which the Company's products are sold.

  Nutritional Supplements

     The FDA, in particular, regulates the advertising, labeling and sales of those vitamin and mineral supplements which the FDA determines are unapproved drugs or food additives rather than food supplements.

     Partially in response to the enactment of the Nutrition Labeling and Education Act of 1990 (the 'NLBA'), the FDA, in November 1991, issued proposed regulations designed to amend its food labeling regulations, establish specific regulations for the nutrition labeling of vitamins and mineral supplements, establish up-to-date reference standards for nutrients and food components and establish procedures of FDA approval of health claim messages. The legislation required that final regulations be published by November 8, 1992. The proposed regulations met with substantial opposition from a number of sources, including the dietary supplement industry. Principally through the efforts of that industry, the Dietary Supplement Act was passed in October 1992 which prohibited the issuance of final regulations, as they applied to nutrition supplements, until December 15, 1993 and, further, required that certain studies be conducted in the interim concerning the manner in which supplements are regulated in this country and in foreign countries.

     The FDA issued on June 18, 1993 proposed regulations and adopted on December 30, 1993 final regulations concerning the nutrition labeling of and use of health claims on dietary supplements. The regulations require, effective July 1, 1995, nutrition labeling on all dietary supplements and, effective July 5, 1994, prohibit the use of any health claim on a dietary supplement unless the supplement is consumed as a food, its components have been demonstrated to be safe, and the health claim is supported by significant scientific agreement and approved by the FDA. Presently, the FDA has approved only the use health claims for calcium in connection with osteoporosis, dietary fat in connection with cancer and folic acid in connection with certain birth defects. Accordingly, most dietary supplements will be precluded from bearing most health claims. The Company cannot determine at this time the effect of the new regulations on its future operation although it believes they will not have a material adverse effect.

     On June 18, 1993, the FDA published an Advance Notice of Proposed Rulemaking ('ANPR') soliciting comments on the concept of the overall regulatory strategy to assure the safety of vitamins, minerals, herbs, amino acids and other supplements. This follows a study by an internal FDA committee of the current regulatory framework for dietary supplements and an FDA commissioned study by the Federation of American Societies for Experimental Biology ('FASEB') on the safety of amino acids. Although the internal FDA report has not yet been issued, agency representatives have indicated that it will include a recommendation that certain manufactured amino acids be available by prescription only. The FASEB report, published in September 1992, concluded that there was insufficient research and information on amino acids to allow them to assert that single or incomplete mixtures of amino acids were safe and, therefore, recommended that further research be conducted. The internal FDA report, issued in conjunction with the publication of the ANPR, contains recommendations concerning the possible regulation of dietary supplements by category including the regulation of single and incomplete mixtures of amino acids either as drugs, 'food additives' or 'generally recognized as safe' substances with potencies low enough to ensure safety. The ANPR has requested input and comments from interested parties. Sales by the Company of such products did not constitute more than 5% of the Company's sales during 1994. Whether regulations will or will not be recommended and adopted and, if adopted, on what dietary supplements, is presently unclear. Implementation of ANPRs normally involves longer time periods than those cited above in connection with the proposed NLEA regulations. The legislation sponsored by the dietary supplement industry would impact the FDA's ability to issue and implement any such regulations.

     The Company cannot determine what effect the proposed rule making referred to above, or other governmental regulations or administrative orders, when and if promulgated, would have on its business in the future. They could, however, require the reformulation of certain products to meet new standards, require the recall or discontinuance of certain products not capable of reformulation, or impose additional record keeping, expanded or different labeling, and scientific substantiation. Any or all of such requirements could adversely affect the Company's operations and its financial conditions.

  Over-the-Counter Pharmaceuticals

     On December 17, 1993, Congress enacted the Domestic Chemical Diversion Control Act ('DCDCA'). The DCDCA, which became effective April 16, 1994, amended a provision of the Chemical Diversion and Trafficking Act of 1988, which permitted drugs that were marketed or distributed lawfully in the United States in accordance with the Federal Food, Drug, and Cosmetic Act ('FDCA') and which contained a list chemical to be sold without the record keeping or reporting otherwise required for transactions involving list chemicals in amounts over specified quantitative thresholds.

     In terms of list chemicals contained in drugs marketed or distributed lawfully in accordance with the FDCA, the DCDCA removed all the exemption for drug products which contain ephedrine as the only active medicinal ingredient, or with only therapeutically insignificant quantities of another active medicinal ingredient ('single-entity ephedrine'). The DCDCA also allows the Attorney General to remove exemptions for other list chemicals contained in drugs marketed or distributed lawfully in accordance with the FDCA, upon a showing that such products are being diverted.

     On March 17, 1994, the Drug Enforcement Administration ('DEA') issued a proposal to eliminate the threshold for bulk ephedrine and single-entity ephedrine drug products, thereby requiring reporting and record keeping for all transactions involving single-entity ephedrine products in any amount. This regulation became effective in final form on November 10, 1994.

     The Company has complied with the record keeping and reporting requirements in the above mentioned regulations.

     On October 12, 1995, the DEA issued final regulations requiring all companies engaged in transactions involving single-entity ephedrine drug products to file an application for registration with the DEA on or before November 13, 1995. Any Company which did not file for registration with the DEA on or before the deadline can no longer import, export, manufacture, or distribute single-entity ephedrine products. Companies which timely filed an application may continue in transactions unless the DEA ultimately denies the application, at which time the applicant would have the opportunity for a hearing on the issue.

     Although the Company filed a timely application for registration with the DEA for the manufacture and distribution of single-entity ephedrine, the Company may not sell to customers who have not complied with the requirement to file. As a result of the above, the Company has realized a significant decline in its single-entity ephedrine customer base and has recognized an inventory write off of approximately $2,374,000 on single-entity ephedrine products. Sales of single-entity ephedrine drug products were approximately $1,733,000 or 5% and $5,052,000 or 24% of total sales for fiscal year end 1995 and 1994, respectively. These sales have been replaced by sales of other approved multiple ingredient over-the-counter ephedrine drug products.

     The Company believes that it is in compliance with all environmental regulations affecting the Company.

  Employees

     As of February 26, 1996, the Company employed 150 full-time persons, including 11 persons in sales, marketing and related activities, 122 persons in manufacturing and production and 17 persons in general administration and finance. The Company has experienced no work stoppages and considers its employee relations to be satisfactory. The Company's employees are not represented by a labor union.


ITEM 2.  PROPERTIES.

     The Company leases a 44,000 square foot facility in Hauppauge, New York. This facility serves as the Company's corporate headquarters and manufacturing/production center. The annual rent is $232,000 and increases $11,000/ year. The current lease has four years remaining.

     In 1995, the Company leased a second property in Hauppauge, New York. This 30,000 square foot property serves as the Company's distribution center. This lease is for a term of five years with an annual rental of $172,500.

     The Company also leases additional space in Hauppauge, New York on a month-to-month basis which is being utilized for storage.

ITEM 3.  LEGAL PROCEEDINGS.

     Except as set forth below, management is not aware of any material legal proceeds pending against the Company.

     On February 4, 1994 the Company was named as a defendant in a litigation entitled Hillary L. Dufficy v. PDK Labs Inc in the Superior Court of the State of Connecticut, alleging a product liability claim pursuant to Section 52-572m of the Connecticut General Statutes. The action seeks unspecified monetary damages. The Company intends to vigorously defend the lawsuit and has referred the action to its product liability insurer. See 'Business--Product Liability.'

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No matters were submitted to the Company's shareholders for vote during the last quarter of its fiscal year.

                                    PART II

ITEM 5.  MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

     The Company's securities commenced trading in the over-the-counter market on the effectiveness of the Company's Initial Public Offering on May 8, 1990 in the form of Units each consisting of one (1) share of Common Stock and one (1) Old Warrant. Effective July 12, 1990 the Common Stock and Old Warrant component parts of the Units were separated and began trading under the symbols PDKL and PDKLW. The Common Stock is regularly quoted and traded on the NASDAQ system and the Old Warrants are regularly quoted and sporadically traded on the NASDAQ system.

     On April 14, 1992 the Company Units each consisting of one (1) share of Preferred Stock, one (1) Class B warrant and one (1) Class C Warrant commenced trading on the NASDAQ System as Units and separately under the symbols PDKLP, PDKLZ and PDKLM.

     The following table indicates the high and low bid prices for the Company's Common Stock, Preferred Stock, Old Warrants, Class B Warrants and Class C

Warrants for the period up to November 30, 1995 based upon information supplied by the NASDAQ system. Prices represent quotations between dealers without adjustments for retail markups, markdowns or commissions, and may not represent actual transactions. All of the prices have been adjusted to reflect the Company's 1 for 10 reverse stock split which became effective in the Third Quarter of 1995.

                                                                                      QUOTED BID PRICE
                                                                            ------------------------------------
                                                                                  HIGH                LOW
                                                                            ----------------    ----------------
COMMON STOCK
  1993 CALENDAR YEAR
  First Quarter..........................................................     18 3/4              12 1/2
  Second Quarter.........................................................     15 5/8                10
  Third Quarter..........................................................     12 1/2               9 3/8
  Fourth Quarter.........................................................     12 1/2               9 3/8
  1994 CALENDAR YEAR
  First Quarter..........................................................     11 1/4              9 1/16
  Second Quarter.........................................................     16 1/4                10
  Third Quarter..........................................................     18 3/4                10
  Fourth Quarter.........................................................     13 3/4               9 3/8
  1995 CALENDAR YEAR
  First Quarter..........................................................      7 1/2                 5
  Second Quarter.........................................................     6 9/16               3 3/4
  Third Quarter..........................................................     6 9/16               3 3/4
  Fourth Quarter.........................................................      5 1/8               2 3/8
PREFERRED STOCK
  1993 CALENDAR YEAR
  First Quarter..........................................................      6 1/4               4 1/2
  Second Quarter.........................................................        5                 3 1/4
  Third Quarter..........................................................      4 1/4                 3
  Fourth Quarter.........................................................      3 1/2              2 13/16
  1994 CALENDAR YEAR
  First Quarter..........................................................      3 1/2               2 7/8
  Second Quarter.........................................................      4 3/4               3 1/4
  Third Quarter..........................................................      5 3/8               3 1/2
  Fourth Quarter.........................................................        4                 3 1/8
  1995 CALENDAR YEAR
  First Quarter..........................................................      3 1/4               3 1/8
  Second Quarter.........................................................      3 3/4               3 1/8
  Third Quarter..........................................................        4                 3 1/4
  Fourth Quarter.........................................................      4 3/4               3 1/4

                                                                                      QUOTED BID PRICE
                                                                            ------------------------------------

                                                                                  HIGH                LOW
                                                                            ----------------    ----------------
OLD WARRANTS
  1993 CALENDAR YEAR
  First Quarter..........................................................       5/8                 1/2
  Second Quarter.........................................................       1/4                3/16
  Third Quarter..........................................................       1/4                3/16
  Fourth Quarter.........................................................       1/4                3/16
  1994 CALENDAR YEAR
  First Quarter..........................................................       1/8                 1/8
  Second Quarter.........................................................       1/8                 1/8
  Third Quarter..........................................................       1/8                 1/8
  Fourth Quarter.........................................................       1/8                 1/8
  1995 CALENDAR YEAR
  First Quarter..........................................................      1/18                 1/8
  Second Quarter.........................................................       1/8                1/32

  Third Quarter..........................................................              DID NOT TRADE

  Fourth Quarter.........................................................              DID NOT TRADE

CLASS B WARRANTS
  1993 CALENDAR YEAR
  First Quarter..........................................................      1 1/4                1/4
  Second Quarter.........................................................       3/4                 3/8
  Third Quarter..........................................................       3/4                1/16
  Fourth Quarter.........................................................      9/32                1/16
  1994 CALENDAR YEAR
  First Quarter..........................................................      15/32                5/6
  Second Quarter.........................................................       N/A                 N/A
  Third Quarter..........................................................      3/16                5/32
  Fourth Quarter.........................................................      3/16                 1/8
  1995 CALENDAR YEAR
  First Quarter..........................................................      3/32                1/16
  April..................................................................      1/16                1/32

  Third Quarter..........................................................              DID NOT TRADE

  Fourth Quarter.........................................................              DID NOT TRADE

CLASS C WARRANTS
  1993 CALENDAR YEAR
  First Quarter..........................................................       3/4                 3/8
  Second Quarter.........................................................       3/8                3/16
  Third Quarter..........................................................       1/2                3/16
  Fourth Quarter.........................................................      1/16                1/16
  1994 CALENDAR YEAR
  First Quarter..........................................................       1/4                3/16
  Second Quarter.........................................................       1/4                 1/8
  Third Quarter..........................................................      3/32                1/16

  Fourth Quarter.........................................................              DID NOT TRADE
  1995 CALENDAR YEAR

  First Quarter..........................................................      1/16                1/16
  Second Quarter.........................................................      1/16                1/32
  Third Quarter..........................................................      3/32                1/32
  Fourth Quarter.........................................................      1/32                1/32

     On February 21, 1996, the closing price of the Common Stock as reported on the NASDAQ System was $4.3125. On February 21, 1996, the closing price of the Preferred Stock reported on the NASDAQ was $4.625. On February 23, 1996, there were 859 holders of records of Common Stock.

     On April 15, 1995, the Company paid $.25 per share of Preferred Stock dividend to holders of record on April 1, 1995 payable in shares of Common Stock. On October 15, 1995, the Company paid $.24 per share of Preferred Stock dividend to holders of record on October 1, 1995 payable in cash.

ITEM 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

RESULTS OF OPERATIONS

  Fiscal Year 1995 compared to Fiscal 1994

     Net sales for fiscal year ended 1995 were approximately $31,904,000 as compared to net sales in 1994 of $21,152,000. This represents a 51% increase over sales for 1994. The increase is principally attributable to increased sales volume resulting from continued expansion of advertising and marketing efforts, increased wholesale sales, and the introduction of new products.

     Gross profits amounted to approximately $14,796,000 in 1995 compared with $9,802,000 in 1994. Gross profit as a percentage of sales was 46% in 1995 and 1994.

     In December 1994, the Company entered into an 'Amended Sales and Management Agreement' with its subsidiary, Futurebiotics, Inc. The Company manufactured Futurebiotics entire product line at a price equal to PDK's cost and provided certain administrative services on behalf of Futurebiotics.

     Selling, general and administrative expenses were $13,115,000 in 1995 and $8,366,000 in 1994. As a percentage of sales, selling, general and administrative expenses were 41% in 1995 and 40% in 1994. The increase is attributable to expanded advertising and promotion of the Futurebiotics product line, including increased cooperative advertising with large distributors and greater attendance at trade shows.

     In October 1995, the Company entered into an agreement to transfer certain assets, liabilities, and the on-going business of its Energex/Compare division product lines to Compare Generiks, Inc. ('CGI'). The transfer consisted of certain assets and rights relating to the 'Energex Plus' and 'Compare Generiks' product lines, including customer lists, trade secrets, trademarks and trade names, and the assumption of a $50,000 obligation under a promissory note. Consideration consisted of 500,000 shares of CGI common stock (valued at

$1,200,000) and a $500,000 promissory note. CGI also agreed to pay the obligation under royalty and commission agreements relating to the Energex product lines. The Company realized a gain of approximately $1,170,000 on this transaction.

     In addition, CGI entered a five year 'Supply Agreement' with the Company under which CGI will purchase all of its products from PDK at a price equal to PDK's material cost plus 100%.

     In July 1995, the Company sold a customer list, trademarks, and inventory related to a mail order vitamin line of products for approximately $50,000. The Company is no longer engaged in the marketing of its vitamin products through mail order. A loss of approximately $612,000 was recognized in connection with this disposal.

     In October 1995, the Company entered into an Exclusive Supply and Licensing Agreement with a non-affiliated customer pursuant to which the Company agreed to supply the customer with all of its requirements for vitamins, non-prescription pharmaceutical products and health and fitness products manufactured in tablet, capsule, caplet, liquid or equivalent form commencing on the date of the agreement. The term of the agreement is for five years, renewable for successive one year periods thereafter. Sales to this customer accounted for 16.8% of total revenue for the fiscal year ended November 30, 1995.

     On October 12, 1995, the Drug Enforcement Administration ('DEA') issued final regulations requiring all companies engaged in transactions involving single-entity ephedrine drug products to file an application for registration with the DEA on or before November 13, 1995. Any company which did not file for registration with the DEA on or before the deadline can no longer import, export, manufacture, or distribute single-entity ephedrine products. Companies which timely filed an application may continue in transactions unless DEA ultimately denies the application, at which time the applicant would have the opportunity for a hearing on the issue.

     Although the Company filed a timely application for registration with the DEA for the manufacture and distribution of single-entity ephedrine, the Company may not sell to customers who have not complied with the requirement to file. As a result of the above, the Company has realized a significant decline in its single-entity ephedrine customer base and has recognized an inventory write off of approximately $2,374,000 on single-entity ephedrine products. Sales of single-entity ephedrine drug products were approximately $1,733,000 or 5% of total sales for fiscal year end 1995 and $5,052,000 or 24% of total sales for fiscal year ended 1994. These sales have been replaced by sales of other approved multiple ingredient over the counter ephedrine drug products.

     Interest expenses, net of interest income, was $27,000 in 1995, as compared to $309,000 in 1994. The decrease in interest expense in 1995 is a result of greater investment balances in 1995.

     The provision for income taxes reflects an effective tax rate of 83% in

1995 and 46% for 1994. The rate for 1995 was higher as a result of the Company recognizing a deferred tax liability on its proportionate share of Futurebiotics' earnings and the effect of certain permanent differences.

     Management believes that inflation did not have material effect on operations or the financial condition in 1995 and 1994. Management also believes that its business is not seasonal; however, significant promotional activities have a direct impact on sales volume in any given quarter.

FISCAL YEAR 1994 COMPARED TO FISCAL YEAR 1993

     Net sales for fiscal year ended 1994 were approximately $21,152,000 as compared to net sales in 1993 of $18,748,000. This represents a 13% increase over sales for 1993. The increase is principally attributable to increased sales volume of the Futurebiotics line of products.

     Gross profit amounted to approximately $9,802,000 in 1994 compared with $9,655,000 in 1993. Gross profit as a percentage of sales was 46% in 1994 and 51% in 1993. The overall decrease in the gross profit percentage is principally attributable to a change in the mix of sales and the introduction of new product lines which are priced competitively.

     Selling, general and administrative expenses were $8,366,000 in 1994 and $8,237,000 in 1993. As a percentage of sales, selling, general administrative expenses were 40% in 1994 and 44% in 1993. The overall percentage decrease is attributable to the growth in sales, resulting from management's expanded advertising and marketing efforts, exceeding the costs associated with these efforts.

     Interest expenses, net of interest income, was $309,000 in 1994, as compared to $74,000 in 1993. The increase in interest expense in 1994 is a result of greater borrowings and lower investment balances in 1994.

     Pursuant to the terms of a 'Sales and Management Agreement' with its subsidiary Futurebiotics, Inc., the Company manufactured Futurebiotics' entire product line at a price equal to 115% of PDK's cost, and provided certain administrative services on behalf of Futurebiotics.

     Futurebiotics completed an initial public offering of its securities in August, 1994. As a result of the offering, PDK recorded a $2,554,000 gain in recognition of the net increase in value of its investment in Futurebiotics.

     The provision for income taxes reflects an effective tax rate of 46% in 1994 and 42% for 1993. The rate for 1994 was higher because of the effect of certain permanent differences. The Company has adopted Statement of Financial Standards No. 109, effective December 1, 1993.

     Management believes that inflation did not have a material effect on operations or the financial condition in 1994 and 1993. Management also believes that its business is not seasonal; however, significant promotional activities have a direct impact on sale volume in any given quarter.

LIQUIDITY AND CAPITAL RESOURCES


     The Company had working capital of approximately $23,084,000 and $21,861,000 at the end of 1995 and 1994, respectively.

     The Company's statement of cash flows for 1995 reflect cash used in operating activities of approximately $4,299,000. This use of cash is primarily attributable to a net change in inventory of approximately $4,164,000 resulting from an increase in amounts expended on inventory during the year of $7,187,000 offset by a loss due to regulatory changes of $2,373,000 on the disposition of a product line of $650,000. The net change in inventory is a direct result of increased sales volume and anticipated future sales growth. In addition, there was an increase in accounts receivable ($1,453,000), prepaid expenses and other current assets ($389,000), other assets ($738,000) and accounts payable ($801,000) resulting from increased sales and operations.

     Net cash used in investing activities approximated $8,602,000 representing an increase in investments in marketable securities ($7,472,000), the purchase of property, plant, and equipment ($909,000) and the acquisition of intangible assets ($2,414,000) offset by net proceeds from PDK's sale of Futurebiotics stock ($2,155,000).

     The statement also reflects net cash provided by financing activities of approximately $4,510,000, represent bank borrowings net of repayments ($4,688,000), offset by payment of cash dividends ($178,000).

     In December 1994, the Company and Futurebiotics amended their sales and marketing agreement. The revised agreement is for a fixed ten year term under which the Company, in exchange for 6,000,000 shares of unregistered common stock, will provide Futurebiotics with its entire line of products at the Company's cost.

     In January 1995, the Company sold 3,000,000 shares of common stock of Futurebiotics, Inc. for net proceeds of approximately $2,155,000.

     In July 1995, the Company entered into a term loan agreement with its bank. The term loan aggregating $4,000,000, is payable in quarterly principal installments of $200,000 plus interest commencing November 1995. The proceeds of the loan were used to partially refinance existing indebtedness of approximately $3,000,000 on the revolving credit loan and to finance leasehold improvements and equipment purchases for a new manufacturing facility.

     In July 1995, the Company amended its revolving credit agreement with its bank. The amended agreement provides for borrowings up to $7,000,000 and expires on May 31, 1998.

     The Company expects to meet its cash requirements from operations, current cash reserves, and its existing financial arrangements.

ITEM 7.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.

     See financial statements following Item 13 of this Annual Report on Form 10-KSB.


ITEM 8. CHANGES IN AND DISAGREEMENT WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

     None.

                                    PART III

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT OF THE REGISTRANT.

     The following persons are the current executive officers and directors.

                        NAME                            AGE                         POSITION
- -----------------------------------------------------   ---   -----------------------------------------------------
Michael B. Krasnoff..................................   41    Chairman of the Board, President, Chief Executive
                                                                Officer, Chief Financial Officer and Secretary
Stanley Krasnoff(1)..................................   68    Director
Ira Helman...........................................   64    Director
Hartley T. Bernstein.................................   44    Director, Assistant Secretary
Robin Marks-Kaufman..................................   42    Director

- ------------------
(1) Stanley Krasnoff is the father of Michael Krasnoff.

     All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors. Officers are elected annually by the Board of Directors and, subject to existing employment agreements, serve at the discretion of the Board.

     Outside directors shall receive $10,000 per year as compensation for their services. Directors who are also officers of the Company do not receive any compensation for serving on the Board of Directors. All Directors are reimbursed by the Company for any expenses incurred in attending Director's meetings.

BACKGROUND OF EXECUTIVE OFFICERS AND DIRECTORS

     Michael B. Krasnoff has been the President, Chief Executive Officer and Chief Financial Officer of the Company since July 31, 1991. Mr. Krasnoff had been Executive Vice President of the Company since July 1989, and has been a director since August 1, 1989. Mr. Krasnoff has been the Secretary of the Company since April 1, 1990. Prior to joining the Company in 1988, Mr. Krasnoff was an independent financial and marketing consultant to the Company. From September 1982 to September 1988, Mr. Krasnoff was President and Chairman of the Board of M-D Natural Vitamins, Inc., a company which was engaged in the mail order and retail distribution of natural vitamins and food supplements. Mr. Krasnoff received a B.A. degree from State University of New York at Buffalo and an M.B.A. degree in Accounting and Finance from New York University Graduate School of Business Administration. Mr. Krasnoff will continue to devote substantially all of his business time to the Company.

     Stanley Krasnoff has served as a director of the Company since January 1991. He was a founder and Executive Vice President of Nature's Bounty, Inc. from 1961 through 1982. Since 1982, Mr. Krasnoff has been a private investor. Mr. Krasnoff is a graduate of the New York University School of Business Administration. Mr. Krasnoff is the father of Michael Krasnoff, who is a director of the Company and President, Chief Executive Officer and Secretary of PDK.

     Ira Helman has served as a director of the Company since August 1989. For the past 22 years, Mr. Helman has been an independent investor and financial consultant as well as a breeder and owner of harness horses. Mr. Helman currently serves as a financial consultant to National Raceline, Inc., a corporation which provides race results information. From 1967 to 1970 Mr. Helman was President and Chief Executive Officer of Cryplex Industries, Inc., a publicly traded company which manufactured electronic components. Mr. Helman was from 1957 to 1967 engaged in the practice of law in New York City specializing in real estate and professional sports related matters. Mr. Helman received his B.A. degree from Princeton University and his law degree from Brooklyn Law School.

     Hartley T. Bernstein has been a Director since September 1991 and is a member of the law firm of Bernstein & Wasserman specializing in corporate and securities law. He was associated with the firm of Parker Chapin Flattau & Klimpl from 1976-1977, served as an Assistant District Attorney for New York County from 1977-1979 and was associated with the law firm of Guggenheimer & Untermyer from 1979-1982. In 1982, Mr. Bernstein formed his own law practice which subsequently merged with his present firm. Mr. Bernstein also serves as a director of New Day Beverage, Inc. Mr. Bernstein is a member of the adjunct faculty of Yale Law

School where he teaches a course in corporate negotiations and has served previously on the adjunct faculties of New York Law School and Mercy College. He is also an instructor at the National Institute of Trial Advocacy and a member of the Boards of Arbitration of the National Association of Securities Dealers and the New York Stock Exchange. Mr. Bernstein serves as a commentator on securities law matters on the nationally syndicated Business Radio Network and Money Radio. Mr. Bernstein graduated from Columbia University with a B.A. and received his J.D. from New York University School of Law.

     Ms. Marks-Kaufman is an assistant professor of psychology at Tufts University. Ms. Marks-Kaufman has a degree in biology from Cornell University and received her Ph.D. in psychology from Tufts University. She is on the faculty at the Institute of Human Nutrition at Columbia University where she conducted research on diet and metabolism, diet selection, and drug addiction. She has published numerous scientific articles, and is co-editor of The Columbia University Encyclopedia of Nutrition.

ITEM 10.  EXECUTIVE COMPENSATION.

                           SUMMARY COMPENSATION TABLE


                                                                                    LONG TERM COMPENSATION
                                                                                ------------------------------

                                                                                 AWARDS          PAYOUTS
                                              ANNUAL COMPENSATION               ---------     -----------------
                                    ----------------------------------------
             (a)              (b)      (c)         (d)            (e)             (f)          (g)       (h)        (i)
                                                                                RESTRICTED
                                                              OTHER ANNUAL        STOCK      OPTIONS/   LTIP     ALL OTHER
                                      SALARY                  COMPENSATION       AWARDS        SARS    PAYOUTS  COMPENSATION
 NAME AND PRINCIPAL POSITION  YEAR     ($)         BONUS          ($)              ($)         (#)       ($)        ($)
- ----------------------------- ----  ----------    --------  ----------------    ---------    --------  -------  ------------
Michael Krasnoff, CEO........ 1995   $400,000     $250,000      $125,000(1)     $650,000(3)     -0-    $ -0-       $-0-
                              1994    300,000      200,000       445,000(1)          -0-        -0-      -0-        -0-
                              1993    300,000      150,000       213,788(2)      682,500(4)  70,000(5)   -0-        -0-
Reginald Spinello, V.P. of
  Operations................. 1995   $200,000(6)  $125,000      $ 75,000(1)     $325,000(8)     -0-    $ -0-       $-0-
                              1994    150,000(7)    75,000           -0-             -0-        -0-      -0-        -0-
                              1993    147,115       50,000           -0-         318,500(9)     -0-      -0-        -0-

- ------------------

(1) Represents reimbursements to pay taxes resulting from stock grants.

(2) Represents reimbursements to pay taxes resulting from stock and option grants.

(3) Represents issuance of 400,000 shares in accordance with October 1995 employment agreement. Shares were valued at $1.625 per share.

(4) Represents issuance of 105,000 shares in accordance with October 1993 employment agreement. Shares were valued at $6.50 per share.

(5) Options issued in 1993 were rescinded in 1994.

(6) Represents salary of $150,000 paid by the Company and $50,000 paid by its subsidiary.

(7) Represents salary of $100,000 paid by the Company and $50,000 paid by its subsidiary.

(8) Represents issuance of 200,000 shares in accordance with October 1995 employment agreement. Shares were valued at $1.625 per share.

(9) Represents issuance of 49,000 shares in accordance with October 1993 employment agreement. Shares were valued at $6.50 per share.

EMPLOYMENT AGREEMENTS

     On October 6, 1995, the Company entered into an amended employment agreement with Michael Krasnoff, the Company's Chief Executive Officer, in recognition of Mr. Krasnoff's leadership and services which have constituted a major factor in the growth and development of the Company (the 'Krasnoff Agreement'). The Krasnoff Agreement provides for Mr. Krasnoff's employment by the Company through December 31, 2005 at a minimum salary of $400,000 per year with cost of living increases. The Krasnoff Agreement also provides for a discretionary bonus as the Board of Directors may determine from time to time and the issuance of 400,000 shares of the Company's Common Stock. The Krasnoff Agreement also provides for the issuance to Mr. Krasnoff of options to purchase 250,000 shares of Common Stock at $2.63 per share. As of November 30, 1995, Mr. Krasnoff owed the Company the sum of $610,000.00 pursuant to the loan provisions of his employment agreement. The loan bears interest at the prime rate plus 1/2 of 1% per annum. In the event any sums are outstanding upon termination or expiration of the employment agreement, such sums shall be automatically converted to a five (5) year loan which shall be fully amortized over sixty (60) months.

     On October 6, 1995, the Company entered into an amended employment agreement with Reginald Spinello, the Company's Executive Vice President, which provides for a minimum salary of $200,000 per year and the issuance of 200,000 shares of Common Stock (the 'Spinello Agreement'). The agreement terminates in October 2002. The Spinello Agreement may be terminated by the Company, at its sole discretion, on ninety days notice at any time after October 5, 1996.

ITEM 11.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

     The following table sets forth certain information, as of February 26, 1996 with respect to the beneficial ownership of the outstanding Common Stock by (i) any holder of more than five (5%) percent; (ii) each of the Company's officers and directors; and (iii) the directors and officers of the Company as a group:

                                                                  AMOUNT AND
                                                                  NATURE OF              APPROXIMATE
                                                                  BENEFICIAL              PERCENT OF
            NAME AND ADDRESS OF BENEFICIAL OWNER                  OWNERSHIP               CLASS (3)
- -------------------------------------------------------------   --------------          --------------
Perry D. Krape ..............................................        205,488(1)               6.4%
  c/o PDK Labs Inc.
  145 Ricefield Lane
  Hauppauge, NY 11788
Michael B. Krasnoff .........................................      1,155,488(2)              36.2
  c/o PDK Labs Inc.
  145 Ricefield Lane
  Hauppauge, NY 11788
Ira Helman ..................................................            -0-                  -0-
  c/o PDK Labs Inc.
  145 Ricefield Lane
  Hauppauge, NY 11788

Hartley T. Bernstein, Esq. ..................................        100,000(3)               3.1
  c/o PDK Labs Inc.
  145 Ricefield Lane
  Hauppauge, NY 11788
Stanley K. Krasnoff .........................................            -0-                 -0-
  c/o PDK Labs Inc.
  145 Ricefield Lane
  Hauppauge, NY 11788
Robin Marks-Kaufman .........................................            -0-                 -0-
  c/o PDK Labs Inc.
  145 Ricefield Lane
  Hauppauge, NY 11788
Reginald Spinello ...........................................        200,000                 6.3
  c/o PDK Labs Inc.
  145 Ricefield Lane
  Hauppauge, NY 11788
Dune Holdings, Inc. .........................................        200,000                 6.3
  132 Dune Road
  Westhampton Beach, NY 11978
All officers and
  directors as a group (5 persons) ..........................      1,255,488(4)             39.3%

                                                        (Footnotes on next page)

(Footnotes from previous page)
- ------------------

(1) All of Mr. Krape's shares of common stock are subject to a five (5) year voting trust dated as of July 31, 1991, of which Mr. Krasnoff, the president of the Company, is the sole voting trustee. Mr. Krasnoff disclaims beneficial ownership with respect to all such 205,488 shares of common stock.

(2) Includes (i) 400,000 shares of common stock issued in accordance with the October 1995 Employment Agreement, (ii) 205,488 shares of common stock owned by Perry Krape which are subject to a five (5) year voting trust agreement of which Mr. Krasnoff is the sole voting trustee, (iii) 200,000 shares of common stock owned by Reginald Spinello, (iv) 200,000 shares of common stock owned by Dune Holdings, Inc., (v) 50,000 shares of common stock owned by Karine Hollander and (vi) 100,000 shares of Common Stock owned by Michael Lulkin. All of the Spinello, Dune, Hollander and Lulkin shares of common stock are subject to a ten (10) year voting trust held by the Company's Chief Executive Officer, Mr. Krasnoff.

(3) Includes 100,000 shares of common stock owned by Bernstein & Wasserman, a law firm which Mr. Bernstein is a partner.

(4) Includes shares beneficially owned by Michael Krasnoff, Ira Helman, Stanley Krasnoff, Reginald Spinello, Hartley Bernstein, and Robin Marks-Kaufman. Neither Hollander, Dune or Lulkin are officers or directors of the Company.


ITEM 12.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

     As of November 30, 1995, Mr. Krape owed the Company the sum of $61,000 pursuant to a promissory note dated as of May 1, 1994 (the 'Krape Note'). The Krape Note bears interest at 9.0% per annum.

     As of November 30, 1995, Mr. Krasnoff owed the Company the sum of $609,000, pursuant to the loan provisions in his Employment Agreement. The Loan bears interest at the prime rate plus 1/2 of 1% per annum. In the event any sums are outstanding upon termination or expiration of the employment agreement, such sums shall be automatically converted to a five (5) year loan which shall be fully amortized over sixty (60) months.

     In January 1994, the Company entered into a seven (7) year amendment/extension of a certain consulting agreement dated February 15, 1991 by and between the Company and K.A.M. Group, Inc. ('Consultant'). As consideration for the amendment/extension, the Company paid to the Consultant 750,000 shares of its restricted common stock (pre-reverse stock split), such shares to be charged ratably over the term of the agreement. All of the terms of the consulting agreement dated February 15, 1991 remain in full force and effect.

     In January 1994, the Company entered into a two (2) year consulting agreement with Bernstein & Wasserman ('BW') for legal services. As consideration for the agreement, the Company paid BW 300,000 shares of its restricted common stock (pre-reverse stock split).

     In October 1995, the Company entered into a two (2) year consulting agreement with Bernstein & Wasserman for legal services. As consideration for the agreement, the Company paid Bernstein & Wasserman 100,000 shares of its restricted common stock (pre-reverse stock split).

     In April 1994, the Company entered into a seven (7) year consulting agreement, by and between the Company and Carico, Inc. As consideration for the agreement, the Company paid to Carico, Inc. 700,000 shares of its restricted common stock (pre-reverse stock split) and $140,000. Such compensation is being charged ratably over the term of the agreement.

     In April 1994, the Company entered into a two (2) year consulting agreement with Michael Lulkin ('Lulkin') for legal services. As consideration for the agreement, the Company paid to Lulkin 80,000 shares of its restricted common stock (pre-reverse stock split), such shares to be charged ratably over the term of the agreement.

     In April 1994, the Company entered into a Sales and Management Agreement with Futurebiotics (the 'Original Agreement') pursuant to which the Company agreed to provide certain sales and management services and Futurebiotics agreed to pay the Company for certain products and services at the Company's cost plus 15%.

     On December 8, 1994, the Company and Futurebiotics entered into an amendment of the Original Agreement ('Amended Agreement'). As in the Original Agreement, the Amended Agreement provides that the Company has agreed to (i) provide Futurebiotics with certain management services, including bookkeeping, order processing, computer services and shipping and to, (ii) provide all of the products marketed by Futurebiotics.

     The Amended Agreement provides that in consideration for the services, Futurebiotics shall pay to the Company its costs for the Products, which is defined as actual material costs, plus an amount representing the Company's actual direct labor costs plus factory overhead, as determined in accordance with generally accepted accounting principles.

     In addition, the Amended Agreement provides for Futurebiotics to sell to the Company 6,000,000 shares of Futurebiotic's Common Stock at $.0001 par value per share (the 'Stock'). The Stock is not transferrable for ten (10) years from the date of issuance, except that the Company shall be permitted to demand the registration under the Securities Act of 1933, as amended, of 600,000 shares of the Stock per year.

     In January 1995, the Company sold 3,000,000 common shares of Futurebiotics to a non-affiliated third party for gross proceeds of $2,250,000. After the sale, the Company owns 7,000,000 shares of Common Stock of Futurebiotics, Inc. representing 52.4% of the outstanding shares of Futurebiotics. The Company owns 8,335,000 shares of Preferred Stock of Futurebiotics representing 100% of the outstanding Preferred Stock. Each share of Preferred stock has one vote.

     On November 7, 1995, the Company completed a binding Exclusive Supply and Licensing Agreement with Body Dynamics, Inc. ('BDI') pursuant to which the Company agreed to supply BDI with all of its requirements for vitamins, non-prescription pharmaceutical products and health and fitness products manufactured in tablet, capsule, caplet, liquid or equivalent form commencing on the date of the agreement. The term of the agreement is for five (5) years, renewable for successive one (1) year periods thereafter. In addition, the Company granted BDI an exclusive license to use the trademarks 'Max Alert' and 'Heads Up', and its trademarks for its ginseng products, and the exclusive right to distribute products bearing such names, using the components listed in the agreement.

     On July 24, 1995, the Company sold a customer list, trademarks, and inventory related to a mail order vitamin line of products for approximately $50,000. The Company recognized a loss of approximately $612,000 in connection with this disposition.

     In October 1995, the Company signed a consulting agreement with Dune Holdings, Inc. in consideration for the issuance of 200,000 shares of Common Stock.

MISCELLANEOUS

     For the year ended November 30, 1995, legal fees of approximately $178,000.00 were incurred for services from the law firm of Bernstein and Wasserman. For the year ended November 30, 1994, legal fees of approximately $140,000 were incurred for services from the same firm. The Company also issued 300,000 shares of its Common Stock (pre-reverse stock split) to the law firm in January 1994, and 100,000 shares of its Common Stock in October 1995, in consideration for legal services. Hartley T. Bernstein, a partner in the firm, is a Director of the Company hereunder.

     For the years ended November 30, 1994, legal fees of approximately $53,000 were incurred for legal services from Michael Lulkin. The Company also issued 80,000 shares of its Common Stock (pre-reverse stock split) to Mr. Lulkin in April 1994, in consideration for legal services.

     In October 1995, the Company entered into a five (5) year employment agreement with Mr. Lulkin which provides for Mr. Lulkin to act as Vice President-Legal. The agreement provides for Mr. Lulkin to be paid a minimum salary of $100,000 per annum and for Mr. Lulkin to receive 100,000 shares of the Company's Common Stock.

GENERAL

     The Company believes that material affiliated transactions and loans between the Company and its directors, officers, principal shareholders or any affiliates thereof have been and will be in the future on terms no less favorable than could be obtained from unaffiliated third parties.

                                    PART IV

ITEM 13.  EXHIBITS AND REPORTS ON FORM 8-K

(a)(1) FINANCIAL STATEMENTS.

     The following financial statements are included in Part II, Item 8:

Index to Financial Statements and Schedules..........................................................   F-1

Report of Independent Certified Public Accountants...................................................   F-2

Balance sheets as of November 30, 1995...............................................................   F-3

Statements of operations for the years ended November 30, 1995 and 1994..............................   F-4

Statements of stockholders' equity for the years ended November 30, 1995 and 1994....................   F-5

Statements of cash flows for the years ended November 30, 1995 and 1994..............................   F-6

Notes to financial statements........................................................................   F-7 - F-15

(a)(3) EXHIBITS.

                  *  3.1   Restated Certificate of Incorporation...............................................................


                  *  3.2   Amended and Restated By-Laws of Registrant..........................................................

                  *  4.1   Warrant Agreement...................................................................................

                 ** 10.1   Stock Option Plan and form of Stock Option Agreement................................................

                 ** 10.2   Employment Agreement with Perry D. Krape dated August 1, 1989.......................................

                 ** 10.3   Employment Agreement with Michael B. Krasnoff dated August 1, 1989..................................

                 ** 10.4   Term Loan Agreement between Manufacturers Hanover Trust Company ('Bank') and the Company............

                 ** 10.5   Mortgage between the Bank and the Company...........................................................

                 ** 10.6   Securities Agreement and promissory notes between the Bank, Registrant and Perry Krape in connection with a $500,000 loan from Bank......................................................................

                 ** 10.7   Consulting Agreement between the Company and LIDCO..................................................

                 ** 10.14  Promissory Note between Perry Krape and the Company.................................................

                 ** 10.15  Letter Agreements between the Company and Perry Krape...............................................

                 ** 10.16  Profit Sharing Plan.................................................................................

                 ** 10.19  Form of Financial Consulting Agreement between Hibbard Brown & Co., Inc. and the Company............

                  + 10.21  Unsigned purchase agreement dated as of November 8, 1990 by and among the Company, Sturdee Health
                           Products, Inc. and Sturdee Company, with all exhibits thereto.......................................

                  + 10.22  Unsigned purchase agreement dated as of November 8, 1990 by and between the Company, and Bi Organic
                           Brands, Inc., with all exhibits thereto.............................................................

                  + 10.23  Agreement dated as of November 5, 1990 by and among the Company, and Sturdee Health Products, Inc.
                           and Sturdee Company, Bi Organic Brands, Inc.........................................................

                  * 10.24  Conformed, execution copy of Asset Purchase Agreement dated as of October 1, 1990 by and among Reach
                           Pharmaceuticals, the Company and Robert A. Hardin...................................................

                  * 10.25  Conformed, execution copy of Employment Agreement dated as of October 1, 1990 by and between the
                           Company and Robert A. Hardin........................................................................

                  * 10.26  Conformed, execution copy of Voting Trust Agreement dated as of October 1, 1990 by and among Robert
                           A. Hardin, the Company and Perry D. Krape...........................................................

                  * 10.27  Conformed, execution copy of Escrow Agreement dated as of October 1, 1990 by and among Robert A.
                           Hardin, the Company and Grant, Konvalinka & Grubbs..................................................

                 ++ 10.28  Asset Purchase Agreement among the Company, Silver Streak Vitamin List Company, Inc. and Arthur

                           Fishbein dated February 25, 1991....................................................................

                 ++ 10.29  Consulting Agreement between the Company and KAM Group, Inc. dated February 15, 1991................

                 ++ 10.30  Amendment Agreement dated February 7, 1991 to employment agreement between Michael B. Krasnoff and the Company.........................................................................................

                +++ 10.31  Michael Krasnoff's Employment Agreement dated as of December 1, 1991................................

                +++ 10.32  Perry Krape's Amendment to Employment Agreement dated as of July 31, 1991...........................

                *** 10.33  Amendment dated as of March 6, 1992 to Consulting Agreement between Reginald Spinello and the
                           Company.............................................................................................

                *** 10.34  Amendment dated March 11, 1992 to Consulting Agreement between KAM Group, Inc. and the Company......

                *** 10.35  Asset Purchase Agreement dated as of March 12, 1992 between Gannon Lists, Inc. and the Company......

                  * 10.36  Revolving Credit Agreement by and between PDK Labs Inc. and Manufacturers Hanover Trust Company
                           dated as of February 25, 1992.......................................................................

                  o 10.37  Term Loan Agreement by and between PDK Labs Inc. and Manufacturers Hanover Trust Company dated as of
                           November 30, 1992...................................................................................

                  o 10.38  Promissory Notes and Security Agreement by and between PDK Labs Inc. and Coast to Coast Generics,
                           Inc. dated November 30, 1992........................................................................

                  o 10.39  Asset Purchase Agreement by and among Futurebiotics, the Company and Donald Zinman dated December
                           16, 1992............................................................................................

                  o 10.40  Consulting Agreement by and between Donald Zinman and the Company dated December 16, 1992...........

                  o 10.41  Non-Competition Agreement by and between the Company and Donald Zinman dated December 16, 1992......

                 oo 10.42  Amendment to Consulting Agreement dated December 16, 1992 by and between Donald Zinman and the
                           Company dated January 12, 1994......................................................................

                 oo 10.43  Voting Trust Agreement by and among Donald Zinman, Michael Krasnoff and the Company dated as of
                           January 12, 1994....................................................................................

                 oo 10.44  Stock Option Agreement by and between Donald Zinman and the Company dated January 12, 1994..........

                 oo 10.45  Promissory note from Donald Zinman to the Company dated January 1, 1994.............................

                 oo 10.46  Employment Agreement with Michael Krasnoff dated as of October 18, 1993.............................

                 oo 10.47  Employment Agreement with Reginald Spinello dated as of October 18, 1993............................

                 oo 10.48  Amendment of Consulting Agreement by and between KAM Group, Inc. and the Company dated January 19,
                           1994................................................................................................

                 ooo 10.49 Sales and Management Agreement by and between the Company and Futurebiotics dated April 14, 1994....

                 ooo 10.50 Amendment of Sales and Management Agreement by and between the Company and Futurebiotics dated
                           December 8, 1994....................................................................................

                 ooo 10.51 Consulting Agreement by and between the Company and Carico, Inc. dated April 4, 1994................

                     10.52 Supply and Licensing Agreement with Body Dynamics, Inc. dated October 16, 1995......................

                     10.53 Asset Purchase Agreement with Compare Generiks, Inc. dated October 31, 1995.........................

                     10.54 Supply Agreement with Compare Generiks, Inc. dated October 31, 1995.................................

- ------------------

    *  Incorporated by Reference to the Company's Registration Statement on Form S-1, No. 33-46454

   **  Incorporated by Reference to the Company's Registration Statement on Form S-18, No. 22-31006 NY.

    +  Incorporated by Reference to the Company's Report on Form 8-K dated November 14, 1990.

   ++  Incorporated by Reference to the Company's Registration Statement on Form S-1, No. 33-39250

  +++  Incorporated by Reference to the Company's Form 10-K for the year ended November 30, 1991.

    o  Incorporated by Reference to the Company's Form 10-KSB for the year ended November 30, 1992.

   oo  Incorporated by Reference to the Company's Form 10-KSB for the year ended November 30, 1993.

  ooo  Incorporated by Reference to the Company's Form 10-KSB for the year ended November 30, 1994.

  (b)  REPORTS ON FORM 8-K.

       None.

                                   SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

Dated: New York, New York
      February 28, 1996
                                          PDK LABS INC.

                                          By: /s/ MICHAEL B. KRASNOFF
                                              -------------------------------

                                               Michael B. Krasnoff, President
                                                   Chief Executive Officer
                                                 Chief Financial Officer and
                                                Principal Accounting Officer

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THIS REPORT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS ON BEHALF OF THE REGISTRANT IN THE CAPACITIES AND ON THE DATES INDICATED.

                      SIGNATURE                                     TITLE                            DATE
- ------------------------------------------------------  ------------------------------        ------------------

               /s/ MICHAEL B. KRASNOFF                  President, Chief Executive
- ------------------------------------------------------    Officer and Chief Financial
                 MICHAEL B. KRASNOFF                      Officer                              February 28, 1996

                 /s/ STANLEY KRASNOFF                   Director
- ------------------------------------------------------
                   STANLEY KRASNOFF                                                            February 28, 1996

                    /s/ IRA HELMAN                      Director
- ------------------------------------------------------
                      IRA HELMAN                                                               February 28, 1996

               /s/ HARTLEY T. BERNSTEIN                 Director
- ------------------------------------------------------
                 HARTLEY T. BERNSTEIN                                                          February 28, 1996

               /s/ ROBIN MARKS-KAUFMAN                  Director
- ------------------------------------------------------
                 ROBIN MARKS-KAUFMAN                                                           February 28, 1996

                          PDK LABS INC. AND SUBSIDIARY
                              REPORT ON AUDITS OF
                       CONSOLIDATED FINANCIAL STATEMENTS
                   TWO YEARS ENDED NOVEMBER 30, 1995 AND 1994

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Stockholders
PDK Labs Inc. and Subsidiary
Hauppauge, New York

We have audited the consolidated balance sheet of PDK Labs Inc. and Subsidiary as of November 30, 1995 and the related consolidated statements of operations,

stockholders' equity and cash flows for each of the two years in the period ended November 30, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PDK Labs Inc. and Subsidiary as of November 30, 1995 and the results of its operations and its cash flows for each of the two years in the period ended November 30, 1995, in conformity with generally accepted accounting principles.

                                          HOLTZ RUBENSTEIN & CO., LLP

Melville, New York
February 23, 1996

                          PDK LABS INC. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEET

                                                                                                      NOVEMBER 30,
                                                                                                          1995
                                                                                                      ------------
                                              ASSETS
Current assets:
  Cash and cash equivalents........................................................................   $    928,761
  Investment in marketable securities, at fair value...............................................      5,105,199
  Accounts receivable--less allowance for doubtful accounts of $42,000.............................      6,327,365
  Inventories (Note 4).............................................................................     13,247,145
  Prepaid expenses and other current assets........................................................      1,076,374
  Deferred income taxes (Note 101).................................................................        289,803
                                                                                                      ------------
     Total current assets..........................................................................     26,974,647
Investment in marketable securities................................................................      2,367,119
Property, plant and equipment, net (Notes 5 and 8).................................................      3,408,140
Intangible assets, net (Note 6)....................................................................      3,465,859
Investment in compare generiks (Note 15)...........................................................      1,700,000
Other assets.......................................................................................      4,027,366
                                                                                                      ------------
                                                                                                      $ 41,943,131

                                                                                                      ------------
                                                                                                      ------------
                               LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable and accrued expenses............................................................   $  2,554,161
  Dividends payable (Note 9).......................................................................         45,223
  Income taxes payable (Note 10)...................................................................        117,820
  Current portion of long-term debt (Note 8).......................................................      1,173,302
                                                                                                      ------------
     Total current liabilities.....................................................................      3,890,506
                                                                                                      ------------
Long-term debt (Note 8)............................................................................      8,251,463
                                                                                                      ------------
Deferred income taxes (Note 10)....................................................................      1,248,995
                                                                                                      ------------
Interests of minority holders in subsidiary commitments and contingencies (Notes 11 and 12)........      4,115,215
                                                                                                      ------------
Stockholders' equity: (Notes 9 and 12)
  Common stock, $.01 par value; authorized 30,000,000 shares; 3,191,986 issued
     and outstanding...............................................................................         31,919
  Preferred stock, $.01 par value; authorized 5,000,000 shares; 739,555 issued
     and outstanding...............................................................................          7,396
  Additional paid-in capital.......................................................................     27,747,926
  Unearned compensation............................................................................     (6,242,606)
  Retained earnings................................................................................      3,192,317
  Treasury stock, at cost; 30,000 shares...........................................................       (300,000)
                                                                                                      ------------
                                                                                                        24,436,952
                                                                                                      ------------
                                                                                                      $ 41,943,131
                                                                                                      ------------
                                                                                                      ------------

                 See notes to consolidated financial statements

                          PDK LABS INC. AND SUBSIDIARY
                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                             YEARS ENDED
                                                                                             NOVEMBER 30,
                                                                                      --------------------------
                                                                                         1995           1994
                                                                                      -----------    -----------
Net Sales (Note 14)................................................................   $31,903,558    $21,151,667
                                                                                      -----------    -----------
Costs and Expenses: (Notes 5, 6, 12 and 13)
  Cost of sales....................................................................    17,107,396     11,349,722

  Selling, general and administrative..............................................    13,114,980      8,366,151
                                                                                      -----------    -----------
                                                                                       30,222,376     19,715,873
                                                                                      -----------    -----------
Operating Income...................................................................     1,681,182      1,435,794
                                                                                      -----------    -----------
Other Expenses (Income):
  Interest income..................................................................      (565,544)      (175,063)
  Interest expense.................................................................       592,773        483,898
  Gain on issuance of subsidiary stock (Note 2)....................................            --     (2,554,337)
  Gain on sale of subsidiary stock (Note 2)........................................      (219,531)            --
  Other (Note 15)..................................................................     1,812,991        333,982
                                                                                      -----------    -----------
                                                                                        1,620,689     (1,911,520)
                                                                                      -----------    -----------
Earnings Before Provision for Income Taxes and
  Minority Interest................................................................        60,493      3,347,314
Provision for Income Taxes (Note 10)...............................................        50,000      1,538,000
                                                                                      -----------    -----------
Earnings Before Minority Interest..................................................        10,493      1,809,314
Minority Interest in Net Earnings of Subsidiary....................................       190,594         35,522
                                                                                      -----------    -----------
Net (loss) earnings................................................................   $  (180,101)   $ 1,773,792
                                                                                      -----------    -----------
                                                                                      -----------    -----------
(Loss) earnings per share (Note 9).................................................   $      (.24)   $       .71
                                                                                      -----------    -----------
                                                                                      -----------    -----------
Weighted average number of common shares outstanding (Note 9)......................     2,259,232      1,797,316
                                                                                      -----------    -----------
                                                                                      -----------    -----------

                 See notes to consolidated financial statements

                                 PDK LABS INC.
                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

                                                                      COMMON STOCK          PREFERRED STOCK
                                                                 ----------------------   --------------------     PAID-IN
                                                      TOTAL       SHARES       AMOUNT      SHARES      AMOUNT      CAPITAL
                                                   -----------   ---------   ----------   ---------   --------   -----------
Balance at November 30, 1993.....................  $19,294,966   1,121,751   $   11,218   1,578,210   $ 15,782   $20,000,828
Issuance of stock for services
  (Notes 9 and 12)...............................           --     683,000        6,830          --         --     4,091,170
Conversion of preferred shares...................           --     251,597        2,516    (838,655)    (8,386)        5,870
Amortization of unearned compensation............    1,128,603          --           --          --         --            --
Dividends (Note 9)...............................       52,700      49,011          490          --         --       544,632
Other (Note 12)..................................      190,000          --           --          --         --       190,000
Net earnings.....................................    1,773,792          --           --          --         --            --

                                                   -----------   ---------   ----------   ---------   --------   -----------
Balance at November 30, 1994.....................   22,440,061   2,105,359       21,054     739,555      7,396    24,832,500
Issuance of stock for services
  (Notes 9 and 12)...............................           --   1,050,000       10,500          --         --     1,695,750
Amortization of unearned compensation............    1,319,335          --           --          --         --            --
Unearned management fee from
  issuance of subsidiary stock
  for services (Note 2)..........................    1,427,500          --           --          --         --     1,427,500
Amortization of unearned
  management fee.................................     (142,750)         --           --          --         --      (142,750)
Dividends (Note 9)...............................     (177,513)     36,627          365          --         --       184,506
Issuance of stock by subsidiary
  to minority holders (Note 2)...................     (249,580)         --           --          --         --      (249,580)
Net (loss).......................................     (180,101)         --           --          --         --            --
                                                   -----------   ---------   ----------   ---------   --------   -----------
Balance at November 30, 1995.....................  $24,436,952   3,191,986   $   31,919     739,555   $  7,396   $27,747,926
                                                   -----------   ---------   ----------   ---------   --------   -----------
                                                   -----------   ---------   ----------   ---------   --------   -----------

                                                                                 TREASURY STOCK
                                                     UNEARNED      RETAINED    ------------------
                                                   COMPENSATION    EARNINGS    SHARES    AMOUNT
                                                   ------------   ----------   ------   ---------
Balance at November 30, 1993.....................  $(2,886,294 )  $2,453,432   30,000   $(300,000)
Issuance of stock for services
  (Notes 9 and 12)...............................   (4,098,000 )          --       --          --
Conversion of preferred shares...................           --            --       --          --
Amortization of unearned compensation............    1,128,603            --       --          --
Dividends (Note 9)...............................           --      (492,422)      --          --
Other (Note 12)..................................           --            --       --          --
Net earnings.....................................           --     1,773,792       --          --
                                                   ------------   ----------   ------   ---------
Balance at November 30, 1994.....................   (5,855,691 )   3,734,802   30,000    (300,000)
Issuance of stock for services
  (Notes 9 and 12)...............................   (1,706,250 )          --       --          --
Amortization of unearned compensation............    1,319,335            --       --          --
Unearned management fee from
  issuance of subsidiary stock
  for services (Note 2)..........................           --            --       --          --
Amortization of unearned
  management fee.................................           --            --       --          --
Dividends (Note 9)...............................           --      (362,384)      --          --
Issuance of stock by subsidiary
  to minority holders (Note 2)...................           --            --       --          --
Net (loss).......................................           --      (180,101)      --          --
                                                   ------------   ----------   ------   ---------
Balance at November 30, 1995.....................  $(6,242,606 )  $3,192,317   30,000   $(300,000)
                                                   ------------   ----------   ------   ---------
                                                   ------------   ----------   ------   ---------

                 See notes to consolidated financial statements

                          PDK LABS INC. AND SUBSIDIARY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                        YEARS ENDED NOVEMBER 30,
                                                                                       --------------------------
                                                                                          1995           1994
                                                                                       -----------    -----------
Cash flows from operating activities:
  Net (loss) earnings...............................................................   $  (180,101)   $ 1,773,792
                                                                                       -----------    -----------
  Adjustments to reconcile net (loss) earnings to net cash used in operating activities:
     Depreciation and amortization..................................................     3,381,776      2,723,886
     Minority interest in earnings of subsidiary....................................       190,594         35,522
     Gain on issuance of subsidiary stock...........................................            --     (2,554,337)
     Loss on regulatory action......................................................     2,373,516             --
     Gain on sale of subsidiary stock...............................................      (219,531)            --
     Gain on sale of assets.........................................................      (560,525)            --
     Deferred income tax provision (benefit)........................................       (77,637)       836,000
     Changes in operating assets and liabilities:
       (Increase) decrease in assets:
          Accounts receivable.......................................................    (1,453,086)    (1,107,438)
          Inventories...............................................................    (7,187,396)    (2,129,441)
          Prepaid expenses and other current assets.................................      (388,512)      (128,160)
          Other assets..............................................................      (738,490)    (1,035,095)
       Increase (decrease) in liabilities:
          Accounts payable and accrued expenses.....................................       801,001         10,255
          Income taxes payable......................................................      (240,978)      (191,688)
                                                                                       -----------    -----------
     Total adjustments..............................................................    (4,119,268)    (3,540,496)
                                                                                       -----------    -----------
     Net cash used in operating activities..........................................    (4,299,369)    (1,766,704)
                                                                                       -----------    -----------
Cash flows from investing activities:
  (Increase) decrease in marketable securities......................................    (7,472,318)     2,470,932
  Purchase of property, plant and equipment.........................................      (908,825)      (873,585)
  Acquisition of intangible assets..................................................    (2,413,719)      (443,243)
  Proceeds from sale of subsidiary stock............................................     2,155,300             --
  Net proceeds from sale of assets..................................................        37,500             --
                                                                                       -----------    -----------
     Net cash (used in) provided by investing activities............................    (8,602,062)     1,154,104
                                                                                       -----------    -----------
Cash flows from financing activities:
  Increase in notes receivable......................................................            --     (1,600,000)
  Repayment of note receivable......................................................            --      1,600,000
  Net proceeds of revolving credit line.............................................     1,250,000      1,500,000
  Proceeds from term loan...........................................................     4,000,000             --
  Repayment of debt.................................................................      (562,495)      (401,547)

  Net proceeds on transfer of option................................................            --        190,000
  Net proceeds of stock offering....................................................            --      5,415,509
  Payment of cash dividends.........................................................      (177,513)            --
                                                                                       -----------    -----------
     Net cash provided by financing activities......................................     4,509,992      6,703,962
                                                                                       -----------    -----------
Net (decrease) increase in cash and cash equivalents................................    (8,391,439)     6,091,362
Cash and cash equivalents at beginning of year......................................     9,320,200      3,228,838
                                                                                       -----------    -----------
Cash and cash equivalents at end of year............................................   $   928,761    $ 9,320,200
                                                                                       -----------    -----------
                                                                                       -----------    -----------

                 See notes to consolidated financial statements

                          PDK LABS INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     YEARS ENDED NOVEMBER 30, 1995 AND 1994

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     a.  Description of business

     The Company manufactures and distributes non-prescription pharmaceutical products, vitamins and food supplement products, and cosmetics and beauty aids.

     Effective March 17, 1994, the Company spun off its Futurebiotics operations into a newly formed, wholly owned subsidiary, Futurebiotics, Inc.
('Futurebiotics'). In connection with this reorganization, the Company was issued 4,000,000 common shares and 8,335,000 preferred shares.

     b.  Principles of consolidation

     The consolidated financial statements include the accounts of PDK Labs Inc. and its subsidiary, Futurebiotics, Inc. Upon consolidation, all significant intercompany accounts and transactions are eliminated.

     c.  Investment in marketable securities

     The Company has adopted Financial Accounting Standards Board ('FASB') Statement No. 115, 'Accounting for Certain Investments in Debt and Equity Securities.' FASB No. 115 requires that investments in debt and equity securities be designated as trading, held-to-maturity, or available for sale. Management considers the Company's marketable securities, consisting principally of government and government-backed debt securities, to be available-for-sale. Available-for-sale securities are reported at amounts which approximate fair value.

     d.  Inventories

     Inventories are valued at the lower of cost (first-in, first-out method) or market.

     e.  Deferred catalog costs

     Costs related to mail order catalogs and promotional material are amortized over their estimated productive lives, based on historical results, generally not exceeding one year.

     f.  Depreciation and amortization

     Depreciation is computed using the straight-line method over the estimated useful lives of the related assets. Amortization of leasehold improvements is computed using the straight-line method over the estimated useful lives of the related assets or the remaining term of the lease, whichever is shorter. Maintenance and repairs of property and equipment are charged to operations and major improvements are capitalized. Upon retirement, sale or other disposition of property and equipment, the cost and accumulated depreciation are eliminated from the accounts and gain or loss is included in operations.

     Intangible assets are amortized using the straight-line method over the following periods:

Customer lists...............................   3-7 years
Trademarks...................................   7-10 years
Deferred loan costs..........................   Term of related debt
Goodwill.....................................   10 years
Distribution rights..........................   1-5 years

     g.  Income taxes

     The Company filed a consolidated federal income tax return for the periods through August 31, 1994. As a result of the initial public offering of Futurebiotics, the Company's ownership was reduced below the requirements for filing consolidated returns. Accordingly, the companies filed separate returns for periods

                          PDK LABS INC. AND SUBSIDIARY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
                     YEARS ENDED NOVEMBER 30, 1995 AND 1994

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED) subsequent to August 31, 1994. The provision for income taxes represents the allocation of income taxes as determined on a 'separate return' basis.

     Deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.


     h.  Statement of cash flows

     For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

     i.  Reclassifications

     Certain reclassifications have been made to the prior year financial statements to conform with the classifications used in 1995.

2.  FUTUREBIOTICS STOCK TRANSACTIONS

     In August 1994, Futurebiotics completed an initial public offering. As a result of the offering, PDK recorded a $2,554,000 pre-tax gain in recognition of the net increase in value of its investment in Futurebiotics. Deferred taxes have been provided on the gain recognized. As a result of this transaction, PDK's ownership of Futurebiotics stock was reduced to 63.5% at November 30, 1994.

     In December 1994, Futurebiotics issued 6,000,000 unregistered common stock to PDK in connection with an amendment to their 'Sales and Management Agreement' (see Note 13).

     In January 1995, the Company sold 3,000,000 shares of common stock of Futurebiotics for net proceeds of approximately $2,155,000. The Company realized a gain of approximately $220,000.

     In January 1995, Futurebiotics entered into two separate multi-year consulting agreements. As consideration for these services, the Company issued 600,000 shares of common stock to each of the companies and a consulting fee of $210,000 to one company. Consideration paid, including the value of the common stock granted, is being charged to operations ratably over the lives of the consulting agreements.

     As a result of these transactions, PDK's ownership of Futurebiotics, Inc. was reduced to 52%.

3.  SUPPLEMENTARY INFORMATION--STATEMENT OF CASH FLOWS

     Cash paid during the years for:

                                                                             YEARS ENDED
                                                                             NOVEMBER 30,
                                                                         --------------------
                                                                           1995        1994
                                                                         --------    --------
Interest, net of capitalized interest.................................   $593,000    $484,000
                                                                         --------    --------
                                                                         --------    --------
Income taxes..........................................................   $270,000    $690,000

                                                                         --------    --------
                                                                         --------    --------

     The Company reduced accounts receivable by approximately$87,000 in the year ended November 30, 1994, in connection with the acquisition of certain assets (see Note 6). Further, the Company and its majority-owned subsidiary issued stock and options to various parties in consideration of certain assets acquired (see Note 6) and services provided (see Note 12).

                          PDK LABS INC. AND SUBSIDIARY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
                     YEARS ENDED NOVEMBER 30, 1995 AND 1994

4.  INVENTORIES

     Inventories consist of the following at November 30, 1995:

Raw materials..................................................................   $ 4,041,070
Work-in-process................................................................     2,314,049
Finished goods.................................................................     6,892,026
                                                                                  -----------
                                                                                  $13,247,145
                                                                                  -----------
                                                                                  -----------

5.  PROPERTY, PLANT AND EQUIPMENT

     Property, plant and equipment, at cost, consist of the following at November 30, 1994:

Land............................................................................   $  493,448
Manufacturing equipment.........................................................    3,654,579
Vehicles........................................................................      179,521
Office equipment and fixtures...................................................    1,454,600
Leasehold improvements..........................................................    1,101,981
                                                                                   ----------
                                                                                    6,884,129
Less accumulated depreciation and amortization..................................    3,475,989
                                                                                   $3,408,140
                                                                                   ----------
                                                                                   ----------

     Depreciation and amortization of property, plant and equipment for the years ended November 30, 1995 and 1994 was $654,000 and $538,000, respectively.


6.  INTANGIBLE ASSETS

     Intangible assets acquired at various dates consist of the following at November 30, 1995:

                                                                     AMORTIZATION
                                                                        PERIOD
                                                                     ------------
Customer lists....................................................       3-7         $4,110,103
Trademarks........................................................       7-10           229,180
Covenants not to compete..........................................       5-7          2,039,000
Deferred loan costs...............................................        4             156,195
Goodwill..........................................................        10            300,000
Distribution rights...............................................       1-5            799,438
                                                                                     ----------
                                                                                      7,633,916
Less accumulated amortization.....................................                    4,168,057
                                                                                     ----------
                                                                                     $3,465,859
                                                                                     ----------
                                                                                     ----------

     Amortization expense for the years ended November 30, 1995 and 1994 was $1,527,000 and $1,058,000, respectively.

     During the year ended November 30, 1995, the Company acquired customer lists and covenants not to compete for an aggregate price of approximately $908,000. Approximately $315,000 of these assets were subsequently disposed of in the sale of a product line (see Note 15). The Company acquired a customer list for approximately $322,000 during the year ended November 30, 1994.

     Futurebiotics has implemented a marketing program with select retail stores and distributors in order to obtain premium shelf space. Contracts with retailers are for a fixed period of not less than one year. Costs associated with these distribution rights are being charged to operation ratably over the lives of the agreements.

                          PDK LABS INC. AND SUBSIDIARY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
                     YEARS ENDED NOVEMBER 30, 1995 AND 1994

7.  OTHER ASSETS

     Included in other assets is a loan to an officer approximating $610,000. The employment agreement with this officer includes a provision under which the officer may borrow from the Company under a credit line. Borrowings under the line bear interest at prime plus 1/2%. In the event of the termination of employment, any amounts outstanding shall be converted into a term loan payable over a specified period.

8.  LONG-TERM DEBT

     Long-term debt consists of the following:

Revolving lines of credit(a)..........................................   $5,250,000
Term loan payable(b)..................................................    3,800,000
Term loan payable(c)..................................................      356,000
Other.................................................................       18,765
                                                                         ----------
                                                                          9,424,765
Less current portion..................................................    1,173,302
                                                                         ----------
                                                                         $8,251,463
                                                                         ----------
                                                                         ----------

     The prime rate at November 30, 1995 was 8 1/2%.

          (a) The Company has a secured revolving credit agreement with a bank which provides for aggregate borrowings of up to $7,000,000. Borrowings under the agreement are collateralized by the assets of the Company.

          On December 13, 1994, Futurebiotics entered into a secured revolving credit agreement with a bank. The agreement provides that Futurebiotics may borrow an aggregate of (i) 80% of qualified accounts receivable and (ii) the lesser of 50% of its inventory or $500,000, to a maximum of $2,000,000. All borrowings are collateralized by Futurebiotic's assets.

          All borrowings under these revolving credit agreements bear interest at the bank's prime rate or 2% above the Eurodollar rate, at the Company's option. These agreements expire on May 31, 1998 and require, among other things, the maintenance of tangible net worth and limitations on investments and additional borrowings.

          (b) The term loan is payable in quarterly installments of $200,000, plus interest at prime, through August 2000; collateralized by the Company's assets.

          (c) The term loan is payable in monthly installments of $29,000 plus interest at prime plus 3/4%, with a final installment of $37,000; collateralized by the Company's assets.

     Maturities of long-term debt during the next five years are as follows:

 YEARS ENDING
NOVEMBER 30,
- ----------------------------------------------------------------------

1996..................................................................   $1,173,000
1997..................................................................      802,000
1998..................................................................    6,050,000
1999..................................................................      800,000
2000..................................................................      600,000

                          PDK LABS INC. AND SUBSIDIARY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
                     YEARS ENDED NOVEMBER 30, 1995 AND 1994

9.  STOCKHOLDERS' EQUITY

     a.  Capitalization

     The Company's authorized capital consists of 30,000,000 shares of common stock and 5,000,000 shares of preferred stock. All stock has a $.01 par value.

     The Board of Directors has the authority to issue preferred stock in one or more series and to fix the rights, voting rights, and other terms. The preferred shares issued and outstanding at November 30, 1995 have no voting rights and, in the event of any liquidation of the Company, are entitled to $7.00 per share plus accrued dividends before any distribution to other stockholders. Each share of preferred stock may be converted into .3 shares of common stock. Preferred shareholders are entitled to cumulative dividends of $.49 per share, payable at the election of the Company in cash, common stock, or a combination thereof. Dividends are payable semi-annually on or about April 15 and October 15 of each year.

     b.  Reverse stock split

     On July 19, 1995, the Company's Board of Directors authorized a one for ten reverse stock split of common stock outstanding. All per share and weighted average share amounts have been restated to reflect this stock split.

     c.  (Loss) earnings per share

     (Loss) earnings per common share were computed by dividing net (loss) income available to common shareholders by the weighted average number of shares of common stock outstanding during the period. The effect of common stock equivalents on the computation of (loss) earnings per share was not material in 1994 and was anti-dilutive in 1995. Treasury shares have been excluded from the weighted average number of shares.

     Net (loss) earnings available to common shareholders was computed as follows:

                                                                            YEARS ENDED
                                                                           NOVEMBER 30,

                                                                      -----------------------
                                                                        1995          1994
                                                                      ---------    ----------
Net (loss) earnings................................................   $(180,101)   $1,773,792
Dividends on preferred shares......................................    (362,382)     (492,422)
                                                                      ---------    ----------
Net (loss) income available to common shareholders.................   $(542,483)   $1,281,380
                                                                      ---------    ----------
                                                                      ---------    ----------

     d.  Stock option plan

     The Company's Non-Qualified Stock Option Plan, provides for the granting of options to purchase not more than 23,250 shares of common stock to employees, directors, and consultants of the Company. Pursuant to the Plan, and at the Board's discretion, the options expire up to ten years from the date of grant, and the exercise price will be determined by the Board. At November 30, 1995, no options have been granted under the Plan.

     At November 30, 1995, the Company has approximately 974,000 shares of common stock reserved for future issuances.

                          PDK LABS INC. AND SUBSIDIARY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
                     YEARS ENDED NOVEMBER 30, 1995 AND 1994

10.  INCOME TAXES

     The provision (benefit) for income taxes consists of the following:

                                                                            YEARS ENDED
                                                                            NOVEMBER 30,
                                                                       ----------------------
                                                                         1995         1994
                                                                       --------    ----------
Current:
  Federal...........................................................   $ (4,500)   $  592,200
  State.............................................................    (19,500)      109,800
                                                                       --------    ----------
                                                                        (24,000)      702,000
                                                                       --------    ----------
Deferred:
  Federal...........................................................     85,000       642,900
  State.............................................................    (11,000)      193,100
                                                                       --------    ----------
                                                                         74,000       836,000
                                                                       --------    ----------

                                                                       $ 50,000    $1,538,000
                                                                       --------    ----------
                                                                       --------    ----------

     Net deferred income tax asset (liability) are comprised of the following at November 30, 1995:

                                                                    NET DEFERRED    NET DEFERRED
                                                                     INCOME TAX      INCOME TAX
                                                                       ASSET        (LIABILITY)
                                                                    ------------    ------------
Inventories......................................................     $176,091      $         --
Property, plant and equipment....................................           --           (84,615)
Intangible assets................................................           --           514,053
Investment in subsidiary.........................................           --          (542,853)
Unearned compensation............................................           --        (1,138,943)
Tax carryforwards................................................      128,725                --
Income tax credits...............................................           --           121,344
Other............................................................       15,013           (46,637)
Valuation allowance..............................................           --           (71,344)
                                                                    ------------    ------------
                                                                      $289,803      $ (1,248,995)
                                                                    ------------    ------------
                                                                    ------------    ------------

     A reconciliation of the federal statutory rate to the Company's effective tax rate is as follows:

                                                                                      % OF
                                                                                     PRE-TAX
                                                                                    EARNINGS
                                                                                  -------------
                                                                                  1995     1994
                                                                                  -----    ----
U. S. Federal statutory income tax rate........................................    34.0    34.0
State income tax, net of federal tax benefit...................................     4.0     4.0
Other..........................................................................    10.5     0.5
Adjustment to prior year liability.............................................   (51.3)     --
Permanent differences..........................................................    85.5     7.9
                                                                                  -----    ----
                                                                                   82.7    46.4
                                                                                  -----    ----
                                                                                  -----    ----

     In accordance with the provisions of Financial Accounting Standards Board

Statement No. 109, 'Accounting for Income Taxes', the Company recognized a deferred tax provision on its proportionate share of Futurebiotics' earnings.

                          PDK LABS INC. AND SUBSIDIARY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
                     YEARS ENDED NOVEMBER 30, 1995 AND 1994

11.  RETIREMENT PLANS

     a. The Company has a voluntary, non-contributory defined contribution profit sharing plan which covers substantially all of its employees. Contributions to the profit sharing plan are based on a percentage of eligible compensation up to a maximum of 15%, at the discretion of the Board of Directors. There was no contribution made in 1995 or 1994.

     b. Qualified employees are eligible to participate in a salary reduction plan under Section 401(k) of the Internal Revenue Code. Participation in the plan is voluntary, and any participant may elect to contribute up to 17% of earnings. The Company may, at its discretion, contribute up to 3% of an employee's earnings. The Company contributed $47,000 and $44,000 to the Plan for the years ended November 30, 1995 and 1994, respectively.

12.  COMMITMENTS

     a.  Employment agreements

     Pursuant to employment agreements with certain key executives, which expire at various dates through October 2005, the Company has granted 1,002,000 shares of common stock which are earned by the executives over the respective terms of their employment. The shares have been valued at prices ranging from $1.625 to $15.00 per share, dependent upon their date of grant (aggregating approximately $3,349,000), which is being charged to operations ratably over the term of the employment agreements. One of the employment agreements provides for reimbursement of any tax liability arising from the officer's stock grant, and also a payment of two times his aggregate unpaid compensation in the event of a change in control of the Company (as defined). Further, during the year ended November 30, 1995 the Company granted an executive option to purchase 250,000 shares of common stock at an exercise price of $2.63 per share.

     The Company's remaining aggregate commitment at November 30, 1995 under such contracts is approximately $6,620,000.

     The Company is a party to a nine year consulting agreement with the former president/stockholder of Futurebiotics, Ltd. ('Consultant'). Under the terms of the Agreement, as amended, the Consultant will provide consulting services through December 2001 for consideration consisting of 500,000 shares of the Company's restricted common stock, fixed cash payments ranging from $50,000 to $62,500 through 1998, and an annual bonus equal to 2.75% of annual net sales of Futurebiotics' products in excess of $7,000,000. The Company also issued to the Consultant warrants to purchase an additional 20,000 shares of the Company's common stock at $20.00 per share, exercisable through January 1999. Through January 1, 1997, the Company had an option to purchase the shares held by the

Consultant. In April 1994, the Company sold the option it held on the Consultant's shares to a non-affiliate for net proceeds of $190,000.

     During 1995, the Company entered into a two year consulting agreement with a law firm and a seven year agreement with a third party. As consideration for these services the Company issued an aggregate of 300,000 shares, valued at $487,500.

     During 1994, the Company entered into two year consulting agreements with two separate law firms. As consideration for legal services, the Company issued an aggregate of 38,000 shares of common stock, valued at $228,000, of which approximately $53,000 was attributable to services provided in connection with the initial public offering of Futurebiotics.

     Also in 1994, the Company entered into two consulting agreements for seven years. As consideration for these services, the Company issued an aggregate of 145,000 shares of common stock. The value of the common stock ($870,000) is being charged to operations ratably over the life of the consulting agreements.

                          PDK LABS INC. AND SUBSIDIARY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
                     YEARS ENDED NOVEMBER 30, 1995 AND 1994

12.  COMMITMENTS--(CONTINUED)
     b.  Lease commitment

     The Company is obligated under two non-cancellable operating leases for its manufacturing and office facilities. The leases require minimum future rental payments of $385,000, $174,000 and $172,000 in 1996, 1997 and 1998, respectively and provide for the payment of real estate taxes. Rent expense approximated $279,000 and $223,000 for the years ended November 30, 1995 and 1994, respectively.

13.  RELATED PARTY TRANSACTIONS

     Pursuant to the terms of a 'Sales and Management Agreement' with Futurebiotics which was cancellable by either party on an annual basis, the Company manufactured Futurebiotics' entire product line at a price equal to 115% of the Company's cost, and provided certain administrative services.

     In December 1994, the parties amended the Agreement. The revised Agreement is for a fixed ten (10) year term under which the Company, in exchange for 6,000,000 shares of Futurebiotics' unregistered common stock, will provide Futurebiotics' entire line of products at the Company's cost (as defined).

     In the event that the Company is unable to supply products having a cost of at least $2,000,000 during any fiscal year (such shortage being defined as the 'PDK Deficiency') then the Company shall forfeit to Futurebiotics either (i) fifteen percent (15%) of the PDK Deficiency in cash, or (ii) a portion of the 600,000 shares of stock, determined by multiplying the 600,000 shares of stock by a percentage which is arrived at by dividing the PDK Deficiency by $2,000,000.


14.  EXCLUSIVE SUPPLY AND LICENSING AGREEMENT

     On October 16, 1995, the Company entered into an Exclusive Supply and Licensing Agreement with a non-affiliated customer pursuant to which the Company agreed to supply the customer with all of its requirements for vitamins, non-prescription pharmaceutical products and health and fitness products manufactured in tablet, capsule, caplet, liquid or equivalent form commencing on the date of the agreement. The term of the agreement is for five years, renewable for successive one year periods thereafter.

     In addition, the Company granted the customer an exclusive license to use the trademarks 'Max Alert' and 'Heads Up', and its trademarks for its ginseng products, and the exclusive right to distribute products bearing such names, using the components listed in the Agreement. The Company recognized license fees of $500,000 for the fiscal year ended November 30, 1995 in connection with this Agreement.

     Revenues from this customer accounted for 18% of total revenue for the fiscal year ended November 30, 1995.

15.  OTHER EXPENSE

     Other expense consists of the following:

                                                                            YEARS ENDED
                                                                            NOVEMBER 30,
                                                                       ----------------------
                                                                          1995         1994
                                                                       ----------    --------
Loss on regulatory action(a)........................................   $2,373,516    $     --
Gain on sale of product lines(b)....................................     (560,525)         --
Other(c)............................................................           --     333,982
                                                                       ----------    --------
                                                                       $1,812,991    $333,982
                                                                       ----------    --------
                                                                       ----------    --------

     (a) On October 12, 1995, the Drug Enforcement Administration ('DEA') issued final regulations requiring all companies engaged in transactions involving single-entity ephedrine drug products to file an application for

                          PDK LABS INC. AND SUBSIDIARY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
                     YEARS ENDED NOVEMBER 30, 1995 AND 1994

15.  OTHER EXPENSE--(CONTINUED)
registration with the DEA on or before November 13, 1995. Any company which did not file for registration with the DEA on or before the deadline could no longer import, export, manufacture, or distribute single-entity ephedrine products.

     Although the Company filed a timely application for registration, it may not sell to customers who have not complied with the requirement to file. As a result of the above, the Company has realized a significant decline in its single-entity ephedrine customer base and has recognized an inventory write off of approximately $2,374,000 on single-entity ephedrine products during the fourth quarter of the year ended November 30, 1995. Sales of single-entity ephedrine drug product approximated $1,773,000 and $5,052,000 for 1995 and 1994, respectively.

     (b) On October 31, 1995, the Company entered into an agreement to transfer certain assets, liabilities and the on-going business of its Energex/Compare Division product lines to Compare Generiks, Inc. ('CGI'). The transfer consisted of certain assets and rights relating to the 'Energex Plus' and 'Compare Generiks' product lines, including customer lists, trade secrets, trademarks and tradenames and the assumption of a $50,000 obligation under a promissory note. Consideration consisted of 500,000 shares of CGI common stock (valued at $1,200,000) and a $500,000 promissory note. CGI also agreed to pay the obligation under royalty and commission agreements relating to the Energex product lines.

     In addition, CGI entered into a five-year 'Supply Agreement' with the Company under which CGI will purchase certain of its products from PDK at a price equal to PDK's material cost plus 100%.

     In January 30, 1996, the $500,000 promissory note was converted to 500,000 shares of CGI's Series B Preferred Stock. The Series B Preferred Stock earns cumulative annual dividends of 12% or $.12 per share, and is redeemable by CGI after one year from the date of issuance.

     On July 24, 1995, the Company sold a customer list, trademarks, and inventory related to a mail order vitamin line of products. The Company recognized a loss of approximately $610,000 in connection with this disposition.

     (c) Other expense for the year ended November 30, l994 included approximately $l74,000 related to the write off of costs incurred in connection with a proposed acquisition. Management decided to abort this acquisition in the fourth quarter of l994. The costs incurred consisted primarily of professional fees. Other expense also includes approximately $l60,000 resulting from the settlement of a lawsuit during the fourth quarter of l994. The $l60,000 includes the Company's $l00,000 deductible under its insurance policy.

P R O X Y                                  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
PDK LABS INC.
                                           The undersigned hereby appoints Michael B. Krasnoff and Ira Helman as proxies
                                           (the 'Proxies'), each with power of substitution and resubstitution, to vote all shares of Common Stock, $.01 par value per share, of PDK Labs Inc. (the
                                           'Company') held of record by the undersigned on June 3, 1996 at the Annual
                                           Meeting of Stockholders to be held at the Sheraton Smithtown, 110 Vanderbilt
                                           Motor Parkway, Smithtown, N.Y. 11788 on July 19, 1996 at 3:00 P.M. Eastern
                                           Daylight Savings Time, or at any adjournments thereof, as directed below, and in their discretion on all other matters coming before the meeting or any adjournments thereof.

                 PLEASE MARK BOXES / / IN BLUE OR BLACK INK.

1. Election of five (5) directors: Michael B. Krasnoff, Stanley Krasnoff, Ira

   Helman, Hartley T. Bernstein and Robin Marks-Kaufman.

               (MARK ONLY ONE OF THE TWO BOXES FOR THIS ITEM.)

/ / VOTE FOR all nominees named above except           (OR)      / / VOTE WITHHELD as to all nominees named above.
those who may be named on this line:

- ------------------------------------------------

2. Proposal to ratify appointment of Holtz Rubenstein & Co., LLP as the Company's independent certified public accountants:
       FOR / /        AGAINST / /       ABSTAIN / /

3. To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

                              (SEE REVERSE SIDE)

    In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

    WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED 'FOR' PROPOSALS 1 AND 2.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When
                                             signing as attorney or executor,
                                             administrator, trustee or
                                             guardian, please give full title
                                             as such. If a corporation, please
                                             sign in full corporate name by
                                             president or other authorized
                                             officer. If a partnership, please
                                             sign in partnership name by
                                             authorized person.

                           ---------------------------------------------------
                                                Signature

                           ---------------------------------------------------
                                               Print Name(s)

                           ---------------------------------------------------
                                       Signature, if held jointly
                           Dated: ----------- , 1996

    PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

                              (SEE REVERSE SIDE)